UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23304

Invesco Exchange-Traded Self-Indexed Fund Trust

(Exact name of registrant as specified in charter)

3500 Lacey Road

Downers Grove, IL 60515

(Address of principal executive offices) (Zip code)

Daniel E. Draper

President

3500 Lacey Road

Downers Grove, IL 60515

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-983-0903

Date of fiscal year end: June 30

Date of reporting period: June 30, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

The Registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

Invesco Annual Report to Shareholders

June 30, 2019

ESGL	Invesco ESG Revenue ETF

OMFL	Invesco Russell 1000® Dynamic Multifactor ETF

OMFS	Invesco Russell 2000® Dynamic Multifactor ETF

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you hold accounts through a financial intermediary, you may contact your financial intermediary to enroll in electronic delivery. Please note that not all financial intermediaries may offer this service.

You may elect to receive all future reports in paper free of charge. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds held with your financial intermediary.

2

The Market Environment

Domestic Equity

Though the S&P 500 Index posted a modest gain of 4.30% for the second quarter, the US stock market experienced increased volatility. After four consecutive months of rising prices, stocks sold off in May, with the S&P 500 Index falling 6.58%. Bond yields and oil prices also fell as investors weighed the impact of the ongoing US/China trade war and the potential for new tariffs on Mexican imports. Additionally, data showed slowing in the US and global economies. Equity markets recovered in June as the S&P 500 Index returned 7.05%, its best June performance since 1955. The Federal Reserve left interest rates unchanged at its June Federal Open Market Committee meeting, but signaled a less restrictive stance, leading some investors to anticipate a future rate cut. US large and mid-cap stocks outperformed small-cap stocks and growth outperformed value for the quarter.

Important Update

On October 18, 2018, Massachusetts Mutual Life Insurance Company, an indirect corporate parent of OppenheimerFunds, Inc. and its subsidiaries OFI Global Asset Management, Inc., OFI SteelPath, Inc. and OFI Advisors, LLC, announced that it had entered into an agreement whereby Invesco Ltd., a global investment management company would acquire OppenheimerFunds and its subsidiaries (together “OppenheimerFunds”). After the close of business on May 24, 2019 Invesco Ltd. completed the acquisition of OppenheimerFunds. These Funds were included in that acquisition and as of that date, became part of the Invesco family of funds.

3

ESGL	Manager’s Analysis
Invesco ESG Revenue ETF (ESGL)

As an index fund, the Invesco ESG Revenue ETF (the “Fund”) seeks to track the investment results (before fees and expenses) of the Invesco Revenue Weighted ESG Index™ (the “Index”). The Fund generally will invest at least 80% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, Invesco Indexing LLC (“Invesco Indexing” or the “Index Provider”) compiles the Index, which is designed to select companies from within the S&P 500® Index (the “Benchmark Index” or “Parent Index”) that have strong environmental, social and governance (“ESG”) practices. S&P Dow Jones Indices calculates the Index. Each company within the Parent Index is assigned a score using a system established by Sustainalytics, a third-party research provider, which measures the strength of each pillar of ESG practices (the “ESG Score”). The top half of companies based on their ESG Scores, excluding those with a detrimental score for controversies, are selected for inclusion in the Index. Unlike the Parent Index, which employs a market capitalization weighted methodology, the Index’s methodology weights each constituent security according to its revenue earned, subject to a maximum 5% per company weighting. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended June 30, 2019, on a market price basis, the Fund returned 6.05%. On a net asset value (“NAV”) basis, the Fund returned 5.95%. During the same time period, the Index returned 6.38%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred as well as trading costs associated with portfolio rebalances during the period.

During this same time period, the Benchmark Index returned 10.42%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 510 equity securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the U.S. stock market.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs an ESG screen and revenue weights the remaining securities, whereas the Benchmark Index weights stocks based primarily on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the consumer staples sector and most underweight in the information technology sector during the fiscal year ended June 30, 2019. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the Fund being overweight the consumer discretionary sector and healthcare sectors.

For the fiscal year ended June 30, 2019, the communication services and utilities sectors contributed most significantly to the Fund’s return. The consumer discretionary and healthcare sectors detracted most significantly from the Fund’s return.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended June 30, 2019, included Apple, Inc., an information technology company (portfolio average weight of 2.16%) and Microsoft Corp., an information technology company (portfolio average weight of 1.92%). Positions that detracted most significantly from the Fund’s return during this period included Kroger Co. (The), a consumer staples company (portfolio average weight of 2.11%) and CVS Health Corp., a healthcare company (portfolio average weight of 3.07%).

4

Invesco ESG Revenue ETF (ESGL) (continued)

Sector Breakdown (% of the Fund’s Net Assets) as of June 30, 2019
Health Care Equipment & Services	13.1
Energy	9.3
Capital Goods	7.6
Technology Hardware & Equipment	7.4
Software & Services	6.0
Retailing	5.6
Food & Staples Retailing	4.9
Telecommunication Services	4.8
Banks	4.3
Utilities	4.1
Pharmaceuticals, Biotechnology & Life Sciences	4.0
Food, Beverage & Tobacco	3.8
Insurance	3.6
Semiconductors & Semiconductor Equipment	2.9
Automobiles & Components	2.8
Transportation	2.8
Media & Entertainment	2.7
Materials	2.3
Diversified Financials	2.1
Household & Personal Products	1.9
Consumer Services	1.3
Consumer Durables & Apparel	1.1
Real Estate	1.1
Commercial & Professional Services	0.4
Money Market Fund	0.4
Liabilities in Excess of Other Assets	(0.3)
Net Assets	100.0

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of June 30, 2019
Security
Exxon Mobil Corp.	4.14
Apple, Inc.	3.92
UnitedHealth Group, Inc.	3.41
CVS Health Corp.	3.24
AT&T, Inc.	2.78
Ford Motor Co.	2.47
Cardinal Health, Inc.	2.30
Walgreens Boots Alliance, Inc.	2.16
JPMorgan Chase & Co.	2.12
Verizon Communications, Inc.	1.99

*	Excluding money market fund holdings.

5

Invesco ESG Revenue ETF (ESGL) (continued)

Growth of a $10,000 Investment

Fund Performance History as of June 30, 2019

		Fund Inception
Index	1 Year	Average Annualized	Cumulative
Invesco Revenue Weighted ESG Index™	6.38%	11.80%	34.76%
S&P 500® Index	10.42	15.20	46.01
Fund
NAV Return	5.95	11.48	33.73
Market Price Return	6.05	11.52	33.86

Oppenheimer ESG Revenue ETF (the “Predecessor Fund”) Inception: October 28, 2016

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.40% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Predecessor Fund.

-	Effective after the close of business on May 24, 2019, the Predecessor Fund was reorganized into the Fund. Fund returns shown are blended returns of the Predecessor Fund and the Fund.

6

OMFL	Manager’s Analysis
Invesco Russell 1000® Dynamic Multifactor ETF (OMFL)

As an index fund, the Invesco Russell 1000® Dynamic Multifactor ETF (the “Fund”) seeks to track the investment results (before fees and expenses) of the Russell 1000® Invesco Dynamic Multifactor Index (the “Index”). The Fund generally will invest at least 80% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, Frank Russell Company (“Frank Russell” or the “Index Provider”) compiles and maintains the Index. The Index is designed to select equity securities from within the Russell 1000® Index (the “Benchmark Index” or “Parent Index”), which measures the performance of the 1,000 largest capitalization companies in the United States. The Index consists of one of four pre-determined factor configurations that emphasize a subset of the following five investment style factors, value, momentum, quality, low volatility, and size. The current economic cycle/market condition category, which determines which factor configuration is applied, is derived from a rules-based methodology that relies on certain leading economic indicators and information regarding global risk appetite. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended June 30, 2019, on a market price basis, the Fund returned 13.32%. On a net asset value (“NAV”) basis, the Fund returned 13.37%. During the same time period, the Index returned 13.65%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred as well as trading costs associated with portfolio rebalances during the period.

During this same time period, the Benchmark Index returned 10.02%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 1,000 securities. The Benchmark Index was selected for its recognition in the market place, and because its performance comparison is a useful measure for investors as a broad representation of the overall U.S. stock market.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs a proprietary stock selection and weighting methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the consumer staples and consumer discretionary sectors and most underweight in the financials and communication services sectors during the fiscal year ended June 30, 2019. The majority of the Fund’s outperformance relative to the Benchmark Index during that period can be attributed to the Fund being overweight and its stock selection in the consumer staples and financials sector.

For the fiscal year ended June 30, 2019, the information technology sector contributed most significantly to the Fund’s return, followed by the consumer staples and health care sectors, respectively. The energy sector detracted most significantly from the Fund’s return, followed by the materials and financials sectors, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended June 30, 2019, included Johnson & Johnson, a health care company (portfolio average weight of 4.91%) and Visa Inc., an information technology company (portfolio average weight of 3.74%). Positions that detracted most significantly from the Fund’s return during this period included Centene Corporation, a health care company (no longer held at fiscal year-end) and Hewlett Packard Enterprise Co., an information technology company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of June 30, 2019
Software & Services	19.5
Pharmaceuticals, Biotechnology & Life Sciences	11.4
Media & Entertainment	9.6
Energy	7.4
Technology Hardware & Equipment	7.4
Capital Goods	7.2
Retailing	6.6
Household & Personal Products	4.8
Food, Beverage & Tobacco	3.6
Health Care Equipment & Services	3.6
Consumer Services	3.3
Semiconductors & Semiconductor Equipment	2.7
Diversified Financials	2.5
Consumer Durables & Apparel	1.8
Real Estate	1.8
Transportation	1.7
Food & Staples Retailing	1.5
Materials	1.3
Insurance	1.1
Commercial & Professional Services	1.0
Automobiles & Components	0.1
Money Market Fund	0.1
Utilities	0.1
Liabilities in Excess of Other Assets	(0.1)
Net Assets	100.0

7

Invesco Russell 1000® Dynamic Multifactor ETF (OMFL) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of June 30, 2019
Security
Apple, Inc.	5.02
Microsoft Corp.	5.02
Johnson & Johnson	4.85
Exxon Mobil Corp.	4.64
Visa, Inc., Class A	4.52
Mastercard, Inc., Class A	3.60
Home Depot, Inc. (The)	3.38
Procter & Gamble Co. (The)	2.73
Alphabet, Inc., Class C	2.52
Alphabet, Inc., Class A	2.42

*	Excluding money market fund holdings.

Growth of a $10,000 Investment

Fund Performance History as of June 30, 2019

		Fund Inception
Index	1 Year	Average Annualized	Cumulative
Russell 1000® Invesco Dynamic Multifactor Index	13.65%	12.97%	22.21%
Russell 1000® Index	10.02	10.06	17.08
Fund
NAV Return	13.37	12.61	21.57
Market Price Return	13.32	12.61	21.57

Oppenheimer Russell 1000® Dynamic Multifactor ETF (the “Predecessor Fund”) Inception: November 8, 2017

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted.

Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would

8

Invesco Russell 1000® Dynamic Multifactor ETF (OMFL) (continued)

have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.29% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Predecessor Fund.

-	Effective after the close of business on May 24, 2019, the Predecessor Fund was reorganized into the Fund. Fund returns shown are blended returns of the Predecessor Fund and the Fund.

9

OMFS	Manager’s Analysis
Invesco Russell 2000® Dynamic Multifactor ETF (OMFS)

As an index fund, the Invesco Russell 2000® Dynamic Multifactor ETF (the “Fund”) seeks to track the investment results (before fees and expenses) of the Russell 2000® Invesco Dynamic Multifactor Index (the “Index”). The Fund generally will invest at least 80% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, Frank Russell Company (“Frank Russell” or the “Index Provider”) compiles and maintains the Index. The Index is designed to select equity securities from within the Russell 2000® Index (the “Benchmark Index” or “Parent Index”), which measures the performance of 2,000 small-capitalization companies in the United States The Index consists of one of four pre-determined factor configurations that emphasize a subset of the following five investment style factors, value, momentum, quality, low volatility, and size. The current economic cycle/market condition category, which determines which factor configuration is applied, is derived from a rules-based methodology that relies on certain leading economic indicators and information regarding global risk appetite. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended June 30, 2019, on a market price basis, the Fund returned 0.59%. On a net asset value (“NAV”) basis, the Fund returned 0.63%. During the same time period, the Index returned 1.02%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred as well as trading costs associated with portfolio rebalances during the period.

During this same time period, the Russell 2000® Index (the “Benchmark Index”) returned (3.31)%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 2,000 securities. The Benchmark Index was selected for its recognition in the market place, and because its performance comparison is a useful measure for investors as a broad representation of the overall U.S. small-cap stock market.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs a proprietary stock selection and weighting methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in utilities and consumer discretionary sectors and most underweight in the health care and information during the fiscal year ended June 30, 2019. The majority of the Fund’s outperformance relative to the Benchmark Index during that period can be attributed to the Fund being underweight and security selection in the energy sector.

For the fiscal year ended June 30, 2019, the utilities sector contributed most significantly to the Fund’s return, followed by the real estate and information technology sectors, respectively. The health care sector detracted most significantly from the Fund’s return, followed by the consumer discretionary and energy sectors, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended June 30, 2019, included Deckers Outdoor Corp., a consumer discretionary (portfolio average weight of 0.84%) and Planet Fitness, Inc. Class A, a consumer discretionary company (portfolio average weight of 0.90%). Positions that detracted most significantly from the Fund’s return during this period included United Natural Foods, Inc., a consumer staples (no longer held at fiscal year-end) and Signet Jewelers Limited, a consumer discretionary company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of June 30, 2019
Banks	15.0
Real Estate	12.3
Capital Goods	9.8
Commercial & Professional Services	9.1
Health Care Equipment & Services	7.2
Utilities	5.3
Materials	5.2
Diversified Financials	5.1
Consumer Services	4.9
Retailing	3.5
Consumer Durables & Apparel	3.2
Food, Beverage & Tobacco	3.2
Software & Services	3.1
Money Market Fund	2.6
Insurance	2.5
Semiconductors & Semiconductor Equipment	2.1
Technology Hardware & Equipment	2.1
Automobiles & Components	1.7
Energy	1.3
Household & Personal Products	1.3
Transportation	1.0
Media & Entertainment	0.7
Food & Staples Retailing	0.3
Telecommunication Services	0.2
Liabilities in Excess of Other Assets	(2.7)
Net Assets	100.0

10

Invesco Russell 2000® Dynamic Multifactor ETF (OMFS) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of June 30, 2019
Security
Invesco Government & Agency Portfolio—Institutional Class	1.95
Haemonetics Corp.	1.13
EMCOR Group, Inc.	1.02
Amedisys, Inc.	0.97
Insperity, Inc.	0.90
Healthcare Services Group, Inc.	0.88
Churchill Downs, Inc.	0.87
Simpson Manufacturing Co., Inc.	0.79
Texas Roadhouse, Inc.	0.79
Cracker Barrel Old Country Store, Inc.	0.78

*	Excluding money market fund holdings.

Growth of a $10,000 Investment

Fund Performance History as of June 30, 2019

		Fund Inception
Index	1 Year	Average Annualized	Cumulative
Russell 2000® Invesco Dynamic Multifactor Index	1.02%	6.36%	10.67%
Russell 2000® Index	(3.31)	4.88	8.16
Fund
NAV Return	0.63	5.91	9.90
Market Price Return	0.59	5.89	9.86

Oppenheimer Russell 2000® Dynamic Multifactor ETF (the “Predecessor Fund”) Inception: November 8, 2017

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

11

Invesco Russell 2000® Dynamic Multifactor ETF (OMFS) (continued)

According to the Fund’s current prospectus, the Fund’s expense ratio of 0.39% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Predecessor Fund.

-	Effective after the close of business on May 24, 2019, the Predecessor Fund was reorganized into the Fund. Fund returns shown are blended returns of the Predecessor Fund and the Fund.

12

Schedule of Investments

Invesco ESG Revenue ETF (ESGL)

June 30, 2019

Shares		Value
	Common Stocks—99.9%
	Automobiles & Components—2.8%
782	Aptiv PLC	$63,209
1,054	BorgWarner, Inc.	44,247
68,390	Ford Motor Co.	699,630

	Total Automobiles & Components	807,086

	Banks—4.3%
17,077	Bank of America Corp.	495,233
5,372	JPMorgan Chase & Co.	600,590
1,849	KeyCorp	32,820
651	PNC Financial Services Group, Inc. (The)	89,369

	Total Banks	1,218,012

	Capital Goods—7.6%
802	3M Co.	139,019
612	Cummins, Inc.	104,860
1,026	Deere & Co.	170,018
1,122	Eaton Corp. PLC	93,440
1,188	Emerson Electric Co.	79,263
49,022	General Electric Co.	514,731
413	Illinois Tool Works, Inc.	62,285
545	Ingersoll-Rand PLC	69,035
3,021	Johnson Controls International PLC	124,798
674	Lockheed Martin Corp.	245,026
944	Masco Corp.	37,043
420	Northrop Grumman Corp.	135,706
362	Parker-Hannifin Corp.	61,544
362	Pentair PLC	13,466
650	Raytheon Co.	113,022
177	Rockwell Automation, Inc.	28,998
420	Stanley Black & Decker, Inc.	60,736
277	United Rentals, Inc.[1]	36,739
176	W.W. Grainger, Inc.	47,208
274	Xylem, Inc.	22,917

	Total Capital Goods	2,159,854

	Commercial & Professional Services—0.4%
298	IHS Markit Ltd.[1]	18,989
1,189	Nielsen Holdings PLC	26,871
559	Waste Management, Inc.	64,492

	Total Commercial & Professional Services	110,352

	Consumer Durables & Apparel—1.1%
1,684	Hanesbrands, Inc.	28,999
184	Hasbro, Inc.	19,445
1,964	NIKE, Inc., Class B	164,878
457	PVH Corp.	43,250
668	VF Corp.	58,350

	Total Consumer Durables & Apparel	314,922

	Consumer Services—1.3%
1,796	Carnival Corp.	83,604
403	Hilton Worldwide Holdings, Inc.	39,389
652	Marriott International, Inc., Class A	91,469
367	Royal Caribbean Cruises Ltd.	44,484
1,302	Starbucks Corp.	109,147

	Total Consumer Services	368,093

	Diversified Financials—2.1%
113	Affiliated Managers Group, Inc.	10,412
1,931	Bank of New York Mellon Corp. (The)	85,254
130	BlackRock, Inc.	61,009

Shares		Value
	Common Stocks (continued)
	Diversified Financials (continued)
726	Franklin Resources, Inc.	$25,265
1,070	Invesco Ltd.[2]	21,892
98	Moody’s Corp.	19,140
4,976	Morgan Stanley	217,999
27	MSCI, Inc.	6,447
338	Northern Trust Corp.	30,420
118	S&P Global, Inc.	26,879
960	State Street Corp.	53,818
213	T. Rowe Price Group, Inc.	23,368

	Total Diversified Financials	581,903

	Energy—9.3%
1,063	Apache Corp.	30,795
3,988	Baker Hughes a GE Co.[3]	98,224
2,608	ConocoPhillips	159,088
1,547	Devon Energy Corp.	44,120
819	EOG Resources, Inc.	76,298
15,288	Exxon Mobil Corp.	1,171,519
4,541	Halliburton Co.	103,262
459	Hess Corp.	29,179
1,718	HollyFrontier Corp.	79,509
1,696	Marathon Oil Corp.	24,100
8,642	Marathon Petroleum Corp.	482,915
864	Noble Energy, Inc.	19,354
1,511	Occidental Petroleum Corp.	75,973
773	ONEOK, Inc.	53,190
3,667	Schlumberger Ltd.	145,727
2,124	TechnipFMC PLC	55,097

	Total Energy	2,648,350

	Food & Staples Retailing—4.9%
23,380	Kroger Co. (The)	507,580
3,655	Sysco Corp.	258,481
11,182	Walgreens Boots Alliance, Inc.	611,320

	Total Food & Staples Retailing	1,377,381

	Food, Beverage & Tobacco—3.8%
1,685	Altria Group, Inc.	79,785
260	Brown-Forman Corp., Class B	14,412
1,037	Campbell Soup Co.	41,553
2,685	Coca-Cola Co. (The)	136,720
1,323	Conagra Brands, Inc.	35,086
1,325	General Mills, Inc.	69,589
245	Hershey Co. (The)	32,837
279	JM Smucker Co. (The)	32,138
1,053	Kellogg Co.	56,409
150	McCormick & Co., Inc.	23,252
844	Molson Coors Brewing Co., Class B	47,264
1,996	Mondelez International, Inc., Class A	107,584
2,090	PepsiCo, Inc.	274,062
1,644	Philip Morris International, Inc.	129,103

	Total Food, Beverage & Tobacco	1,079,794

	Health Care Equipment & Services—13.1%
1,561	Abbott Laboratories	131,280
1,390	Anthem, Inc.	392,272
585	Baxter International, Inc.	47,911
297	Becton Dickinson and Co.	74,847
13,851	Cardinal Health, Inc.	652,382
16,840	CVS Health Corp.	917,612

The accompanying notes are an integral part of these financial statements.

13

Invesco ESG Revenue ETF (ESGL) (continued)

June 30, 2019

Shares		Value
	Common Stocks (continued)
	Health Care Equipment & Services (continued)
86	Edwards Lifesciences Corp.[1]	$15,888
763	Henry Schein, Inc.[1]	53,334
936	Humana, Inc.	248,321
1,332	Medtronic PLC	129,723
90	ResMed, Inc.	10,983
32	Teleflex, Inc.	10,597
3,951	UnitedHealth Group, Inc.	964,083
96	Varian Medical Systems, Inc.[1]	13,068
284	Zimmer Biomet Holdings, Inc.	33,438

	Total Health Care Equipment & Services	3,695,739

	Household & Personal Products—1.9%
237	Church & Dwight Co., Inc.	17,315
176	Clorox Co. (The)	26,947
904	Colgate-Palmolive Co.	64,790
344	Estee Lauder Cos., Inc., (The), Class A	62,990
585	Kimberly-Clark Corp.	77,969
2,588	Procter & Gamble Co. (The)	283,774

	Total Household & Personal Products	533,785

	Insurance—3.6%
1,699	Allstate Corp. (The)	172,771
1,476	Hartford Financial Services Group, Inc. (The)	82,243
1,118	Lincoln National Corp.	72,055
664	Marsh & McLennan Cos., Inc.	66,234
6,007	MetLife, Inc.	298,368
1,121	Principal Financial Group, Inc.	64,928
2,696	Prudential Financial, Inc.	272,296

	Total Insurance	1,028,895

	Materials—2.3%
174	Air Products & Chemicals, Inc.	39,388
215	Albemarle Corp.	15,138
274	Avery Dennison Corp.	31,696
751	Ball Corp.	52,563
559	Eastman Chemical Co.	43,507
333	Ecolab, Inc.	65,748
248	FMC Corp.	20,572
127	International Flavors & Fragrances, Inc.	18,426
2,316	International Paper Co.	100,329
1,894	LyondellBasell Industries NV, Class A	163,130
835	Newmont Goldcorp Corp.	32,122
570	PPG Industries, Inc.	66,525

	Total Materials	649,144

	Media & Entertainment—2.7%
9,743	Comcast Corp., Class A	411,934
1,904	Interpublic Group of Cos., Inc. (The)	43,011
1,796	Viacom, Inc., Class B	53,646
1,829	Walt Disney Co. (The)	255,402

	Total Media & Entertainment	763,993

	Pharmaceuticals, Biotechnology & Life Sciences—4.0%
1,822	AbbVie, Inc.	132,496
296	Agilent Technologies, Inc.	22,102
521	Allergan PLC	87,231
553	Amgen, Inc.	101,907
227	Biogen, Inc.[1]	53,089
2,067	Bristol-Myers Squibb Co.	93,739
694	Celgene Corp.[1]	64,153

Shares		Value
	Common Stocks (continued)
	Pharmaceuticals, Biotechnology & Life Sciences (continued)
1,397	Gilead Sciences, Inc.	$94,381
41	Illumina, Inc.[1]	15,094
2,198	Merck & Co., Inc.	184,302
16	Mettler-Toledo International, Inc.[1]	13,440
5,324	Pfizer, Inc.	230,636
94	Regeneron Pharmaceuticals, Inc.[1]	29,422

	Total Pharmaceuticals, Biotechnology & Life Sciences	1,121,992

	Real Estate—1.1%
50	AvalonBay Communities, Inc.	10,159
88	Boston Properties, Inc.	11,352
1,835	CBRE Group, Inc., Class A1	94,135
45	Equinix, Inc.	22,693
259	HCP, Inc.	8,283
1,263	Host Hotels & Resorts, Inc.	23,012
573	Iron Mountain, Inc.	17,935
286	Kimco Realty Corp.	5,285
153	Prologis, Inc.	12,255
149	Simon Property Group, Inc.	23,804
70	SL Green Realty Corp.	5,626
229	Ventas, Inc.	15,652
169	Vornado Realty Trust	10,833
252	Welltower, Inc.	20,546
1,199	Weyerhaeuser Co.	31,582

	Total Real Estate	313,152

	Retailing—5.6%
2,725	Best Buy Co., Inc.	190,014
1,164	eBay, Inc.	45,978
3,938	Gap, Inc. (The)	70,766
2,253	Home Depot, Inc. (The)	468,556
1,845	Kohl’s Corp.	87,730
2,353	L Brands, Inc.	61,413
3,049	Lowe’s Cos., Inc.	307,675
5,048	Macy’s, Inc.	108,330
2,060	Nordstrom, Inc.[3]	65,632
3,182	TJX Cos., Inc. (The)	168,264

	Total Retailing	1,574,358

	Semiconductors & Semiconductor Equipment—2.9%
876	Advanced Micro Devices, Inc.[1]	26,604
243	Analog Devices, Inc.	27,427
1,585	Applied Materials, Inc.	71,182
6,415	Intel Corp.	307,086
158	KLA-Tencor Corp.	18,676
244	Lam Research Corp.	45,833
177	Maxim Integrated Products, Inc.	10,588
261	Microchip Technology, Inc.[3]	22,629
3,857	Micron Technology, Inc.[1]	148,842
298	NVIDIA Corp.	48,940
202	Skyworks Solutions, Inc.	15,609
595	Texas Instruments, Inc.	68,282
116	Xilinx, Inc.	13,679

	Total Semiconductors & Semiconductor Equipment	825,377

	Software & Services—6.0%
988	Accenture PLC, Class A	182,553
136	Adobe, Inc.[1]	40,072
150	Akamai Technologies, Inc.[1]	12,021

The accompanying notes are an integral part of these financial statements.

14

Invesco ESG Revenue ETF (ESGL) (continued)

June 30, 2019

Shares		Value
	Common Stocks (continued)
	Software & Services (continued)
74	Autodesk, Inc.[1]	$12,055
1,093	Cognizant Technology Solutions Corp., Class A	69,285
1,653	DXC Technology Co.	91,163
2,442	International Business Machines Corp.	336,752
109	Intuit, Inc.	28,485
3,827	Microsoft Corp.	512,665
3,028	Oracle Corp.	172,505
586	PayPal Holdings, Inc.[1]	67,074
384	salesforce.com, Inc.[1]	58,264
991	Symantec Corp.	21,564
536	Visa, Inc., Class A	93,023

	Total Software & Services	1,697,481

	Technology Hardware & Equipment—7.4%
5,600	Apple, Inc.	1,108,352
3,818	Cisco Systems, Inc.	208,959
1,511	Corning, Inc.	50,210
8,705	Hewlett Packard Enterprise Co.	130,140
12,164	HP, Inc.	252,890
765	Juniper Networks, Inc.	20,372
208	Keysight Technologies, Inc.[1]	18,680
194	Motorola Solutions, Inc.	32,346
425	NetApp, Inc.	26,222
1,008	Seagate Technology PLC	47,497
633	TE Connectivity Ltd.	60,629
1,967	Western Digital Corp.	93,531
1,168	Xerox Corp.	41,359

	Total Technology Hardware & Equipment	2,091,187

	Telecommunication Services—4.8%
23,539	AT&T, Inc.	788,792
9,846	Verizon Communications, Inc.	562,502

	Total Telecommunication Services	1,351,294

	Transportation—2.8%
3,422	Delta Air Lines, Inc.	194,199
1,783	FedEx Corp.	292,751
3,009	United Parcel Service, Inc., Class B	310,739

	Total Transportation	797,689

	Utilities—4.1%
2,754	AES Corp.	46,157
328	Alliant Energy Corp.	16,098
353	Ameren Corp.	26,514
769	American Electric Power Co., Inc.	67,680
128	American Water Works Co., Inc.	14,848
1,591	CenterPoint Energy, Inc.	45,550
515	CMS Energy Corp.	29,823
609	Consolidated Edison, Inc.	53,397
769	Dominion Energy, Inc.	59,459
466	DTE Energy Co.	59,592
1,199	Duke Energy Corp.	105,800
868	Edison International	58,512
456	Entergy Corp.	46,936
481	Eversource Energy	36,440
3,171	Exelon Corp.	152,018
1,117	FirstEnergy Corp.	47,819
345	NextEra Energy, Inc.	70,677
806	NiSource, Inc.	23,213
1,200	NRG Energy, Inc.	42,144

Shares		Value
	Common Stocks (continued)
	Utilities (continued)
164	Pinnacle West Capital Corp.	$15,431
1,050	PPL Corp.	32,560
707	Public Service Enterprise Group, Inc.	41,586
394	WEC Energy Group, Inc.	32,848
829	Xcel Energy, Inc.	49,317

	Total Utilities	1,174,419

	Total Common Stocks (Cost $25,688,884)	28,284,252

	Investment of Cash Collateral for Securities Loaned—0.4%
95,472	Invesco Government & Agency Portfolio—Institutional Class, 2.27%[4,5]	95,472
31,811	Invesco Liquid Assets Portfolio—Institutional Class, 2.41%[4,5]	31,824

	Total Investment of Cash Collateral for Securities Loaned (Cost $127,296)	127,296

	Total Investments—100.3% (Cost $25,816,180)	28,411,548

	Liabilities in Excess of Other Assets—(0.3)%	(112,784)

	Net Assets—100.0%	$28,298,764

[1].	Non-income producing security.
[2].	Affiliated security (Note 4).
[3].	All or a portion of the security was on loan. The aggregate value of the securities on loan was $124,914; total value of the collateral held by the Fund was $127,296.
[4].

The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of June 30, 2019.

[5].	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 6.

The accompanying notes are an integral part of these financial statements.

15

Schedule of Investments

Invesco Russell 1000® Dynamic Multifactor ETF (OMFL)

June 30, 2019

Shares		Value
	Common Stocks—100.0%
	Automobiles & Components—0.1%
24,603	Gentex Corp.	$605,480
3,221	Lear Corp.	448,588

	Total Automobiles & Components	1,054,068

	Capital Goods—7.2%
55,960	3M Co.	9,700,106
12,097	A.O. Smith Corp.	570,494
5,674	Allison Transmission Holdings, Inc.	262,990
99	AMETEK, Inc.	8,993
36,543	Boeing Co. (The)	13,302,017
3,220	Carlisle Cos., Inc.	452,120
15,359	Cummins, Inc.	2,631,611
9,082	Donaldson Co., Inc.	461,910
40,713	Emerson Electric Co.	2,716,371
44,776	Fastenal Co.	1,459,250
22	General Dynamics Corp.	4,000
20,024	Graco, Inc.	1,004,804
2,133	HEICO Corp.	285,417
6,258	Hexcel Corp.	506,147
74,913	Honeywell International, Inc.	13,079,061
3,400	Huntington Ingalls Industries, Inc.	764,116
7,261	IDEX Corp.	1,249,909
33,845	Illinois Tool Works, Inc.	5,104,164
52	Ingersoll-Rand PLC	6,587
60	ITT, Inc.	3,929
112	Jacobs Engineering Group, Inc.	9,452
4,034	Lennox International, Inc.	1,109,350
4,399	Lincoln Electric Holdings, Inc.	362,126
12,774	Lockheed Martin Corp.	4,643,860
16,517	PACCAR, Inc.	1,183,608
12,478	Pentair PLC	464,182
25,943	Raytheon Co.	4,510,969
11,949	Rockwell Automation, Inc.	1,957,605
4,919	Snap-on, Inc.	814,783
2,519	Teledyne Technologies, Inc.[1]	689,878
15,273	Toro Co. (The)	1,021,764
2,873	WABCO Holdings, Inc.[1]	380,960
3,718	Watsco, Inc.	608,005
114	Xylem, Inc.	9,535

	Total Capital Goods	71,340,073

	Commercial & Professional Services—1.0%
5,513	Cintas Corp.	1,308,180
17,747	Copart, Inc.[1]	1,326,411
2,122	CoStar Group, Inc.[1]	1,175,715
44	Equifax, Inc.	5,951
38	Republic Services, Inc.	3,292
9,293	Robert Half International, Inc.	529,794
20,436	Rollins, Inc.	733,039
9,939	Verisk Analytics, Inc.	1,455,666
25,918	Waste Management, Inc.	2,990,160

	Total Commercial & Professional Services	9,528,208

	Consumer Durables & Apparel—1.8%
2,825	Carter’s, Inc.	275,550
12,821	Garmin Ltd.	1,023,116
85	Hasbro, Inc.	8,983
9,298	Leggett & Platt, Inc.	356,764
161,888	NIKE, Inc., Class B	13,590,498

Shares		Value
	Common Stocks (continued)
	Consumer Durables & Apparel (continued)
394	NVR, Inc.[1]	$1,327,878
19,637	VF Corp.	1,715,292

	Total Consumer Durables & Apparel	18,298,081

	Consumer Services—3.3%
13,239	Darden Restaurants, Inc.	1,611,583
2,871	Domino’s Pizza, Inc.	798,942
2,406	Grand Canyon Education, Inc.[1]	281,550
71	Marriott International, Inc., Class A	9,961
54,278	McDonald’s Corp.	11,271,370
184,319	Starbucks Corp.	15,451,462
35,663	Yum! Brands, Inc.	3,946,824

	Total Consumer Services	33,371,692

	Diversified Financials—2.5%
9,024	Cboe Global Markets, Inc.	935,157
10,835	Eaton Vance Corp.	467,314
2,379	Evercore, Inc., Class A	210,708
4,736	FactSet Research Systems, Inc.	1,357,148
26,282	Franklin Resources, Inc.	914,614
2,758	MarketAxess Holdings, Inc.	886,476
22,617	Moody’s Corp.	4,417,326
2,385	Morningstar, Inc.	344,966
11,013	MSCI, Inc.	2,629,794
37,015	S&P Global, Inc.	8,431,647
14,975	SEI Investments Co.	840,098
31,171	T. Rowe Price Group, Inc.	3,419,771

	Total Diversified Financials	24,855,019

	Energy—7.4%
181,656	Chevron Corp.	22,605,273
604,749	Exxon Mobil Corp.	46,341,916
51,599	Occidental Petroleum Corp.	2,594,398
24,927	Phillips 66	2,331,671

	Total Energy	73,873,258

	Food & Staples Retailing—1.5%
39,640	Costco Wholesale Corp.	10,475,267
28,663	Sysco Corp.	2,027,047
44,199	Walgreens Boots Alliance, Inc.	2,416,359
68	Walmart, Inc.	7,513

	Total Food & Staples Retailing	14,926,186

	Food, Beverage & Tobacco—3.6%
101,673	Altria Group, Inc.	4,814,216
10,806	Brown-Forman Corp., Class B	598,977
59	Campbell Soup Co.	2,364
35	General Mills, Inc.	1,838
86	Hershey Co. (The)	11,527
29,890	Hormel Foods Corp.	1,211,741
4,056	Ingredion, Inc.	334,579
147,628	PepsiCo, Inc.	19,358,460
126,599	Philip Morris International, Inc.	9,941,819

	Total Food, Beverage & Tobacco	36,275,521

	Health Care Equipment & Services—3.6%
50,801	Baxter International, Inc.	4,160,602
28,857	Cerner Corp.	2,115,218
1,957	Chemed Corp.	706,164
55	Cooper Cos., Inc. (The)	18,529

The accompanying notes are an integral part of these financial statements.

16

Invesco Russell 1000® Dynamic Multifactor ETF (OMFL) (continued)

June 30, 2019

Shares		Value
	Common Stocks (continued)
	Health Care Equipment & Services (continued)
33,769	Danaher Corp.	$4,826,265
6,455	Humana, Inc.	1,712,512
4,439	IDEXX Laboratories, Inc.[1]	1,222,190
5,516	Intuitive Surgical, Inc.[1]	2,893,418
2,373	Masimo Corp.[1]	353,150
49	McKesson Corp.	6,585
34	Medtronic PLC	3,311
9,360	ResMed, Inc.	1,142,201
5,327	STERIS PLC	793,084
109	Stryker Corp.	22,408
54,813	UnitedHealth Group, Inc.	13,374,920
11,070	Varian Medical Systems, Inc.[1]	1,506,959
7,801	West Pharmaceutical Services, Inc.	976,295

	Total Health Care Equipment & Services	35,833,811

	Household & Personal Products—4.8%
17,949	Church & Dwight Co., Inc.	1,311,354
6,728	Clorox Co. (The)	1,030,124
111,771	Colgate-Palmolive Co.	8,010,628
26,431	Estee Lauder Cos., Inc., (The), Class A	4,839,780
37,396	Kimberly-Clark Corp.	4,984,139
248,738	Procter & Gamble Co. (The)	27,274,122

	Total Household & Personal Products	47,450,147

	Insurance—1.1%
56	Aon PLC	10,807
24	Arthur J. Gallagher & Co.	2,102
13,504	Brown & Brown, Inc.	452,384
4,482	Erie Indemnity Co., Class A	1,139,683
17,112	Fidelity National Financial, Inc.	689,613
58,693	Marsh & McLennan Cos., Inc.	5,854,627
37,508	Progressive Corp. (The)	2,998,014
117	Torchmark Corp.	10,467
78	White Mountains Insurance Group Ltd.	79,674

	Total Insurance	11,237,371

	Materials—1.3%
19,368	Air Products & Chemicals, Inc.	4,384,334
87	AptarGroup, Inc.	10,818
5,188	Avery Dennison Corp.	600,148
6,675	Celanese Corp.	719,565
15,023	Ecolab, Inc.	2,966,141
36	Linde PLC	7,229
559	NewMarket Corp.	224,125
14,018	PPG Industries, Inc.	1,636,041
60	Scotts Miracle-Gro Co., (The)	5,910
4,373	Sherwin-Williams Co. (The)	2,004,102
6,925	Sonoco Products Co.	452,480
12,280	Valvoline, Inc.	239,828

	Total Materials	13,250,721

	Media & Entertainment—9.6%
22,354	Alphabet, Inc., Class A1	24,204,911
23,297	Alphabet, Inc., Class C1	25,181,960
120,442	Facebook, Inc., Class A1	23,245,306
32	Liberty Broadband Corp., Class C1	3,335
1,500	Madison Square Garden Co. (The), Class A1	419,910
13	News Corp., Class A	175
17	Omnicom Group, Inc.	1,393
85,511	Sirius XM Holdings, Inc.[2]	477,152

Shares		Value
	Common Stocks (continued)
	Media & Entertainment (continued)
162,626	Walt Disney Co. (The)	$22,709,095

	Total Media & Entertainment	96,243,237

	Pharmaceuticals, Biotechnology & Life Sciences—11.4%
21,962	Agilent Technologies, Inc.	1,639,903
48,909	Amgen, Inc.	9,012,950
112,733	Bristol-Myers Squibb Co.	5,112,442
74,854	Eli Lilly & Co.	8,293,075
347,358	Johnson & Johnson	48,380,022
232,582	Merck & Co., Inc.	19,502,001
2,567	Mettler-Toledo International, Inc.[1]	2,156,280
406,017	Pfizer, Inc.	17,588,656
7,601	Waters Corp.[1]	1,636,039
117	Zoetis, Inc.	13,278

	Total Pharmaceuticals, Biotechnology & Life Sciences	113,334,646

	Real Estate—1.8%
20,169	Apartment Investment & Management Co., Class A	1,010,870
7,167	AvalonBay Communities, Inc.	1,456,191
16,366	CBRE Group, Inc., Class A1	839,576
11,141	Equity Commonwealth	362,305
4,962	Equity LifeStyle Properties, Inc.	602,089
74	Extra Space Storage, Inc.	7,852
27,687	HCP, Inc.	885,430
57,291	Host Hotels & Resorts, Inc.	1,043,842
6,294	Lamar Advertising Co., Class A	507,989
34,762	Medical Properties Trust, Inc.	606,249
98	Prologis, Inc.	7,850
25,024	Public Storage	5,959,966
28,051	Simon Property Group, Inc.	4,481,428
10,515	Weingarten Realty Investors	288,321

	Total Real Estate	18,059,958

	Retailing—6.6%
1,473	AutoZone, Inc.[1]	1,619,519
2,417	Booking Holdings, Inc.[1]	4,531,174
19,991	Dollar General Corp.	2,701,984
39	eBay, Inc.	1,541
12,220	Genuine Parts Co.	1,265,748
162,127	Home Depot, Inc. (The)	33,717,552
49,547	Lowe’s Cos., Inc.	4,999,788
5,232	O’Reilly Automotive, Inc.[1]	1,932,282
31	Pool Corp.	5,921
37,618	Ross Stores, Inc.	3,728,696
117	Target Corp.	10,133
194,388	TJX Cos., Inc. (The)	10,279,237
7,195	Tractor Supply Co.	782,816

	Total Retailing	65,576,391

	Semiconductors & Semiconductor Equipment—2.7%
320,221	Intel Corp.	15,328,979
92	Maxim Integrated Products, Inc.	5,504
104,318	Texas Instruments, Inc.	11,971,534
85	Xilinx, Inc.	10,023

	Total Semiconductors & Semiconductor Equipment	27,316,040

The accompanying notes are an integral part of these financial statements.

17

Invesco Russell 1000® Dynamic Multifactor ETF (OMFL) (continued)

June 30, 2019

Shares		Value
	Common Stocks (continued)
	Software & Services—19.5%
101,577	Accenture PLC, Class A	$18,768,382
29,935	Adobe, Inc.[1]	8,820,348
16,625	Amdocs Ltd.	1,032,246
6,926	ANSYS, Inc.[1]	1,418,583
5,065	Aspen Technology, Inc.[1]	629,478
56,309	Automatic Data Processing, Inc.	9,309,567
11,360	Broadridge Financial Solutions, Inc.	1,450,445
19,408	Cadence Design Systems, Inc.[1]	1,374,281
35,441	Cognizant Technology Solutions Corp., Class A	2,246,605
1,372	Fair Isaac Corp.[1]	430,835
20,726	Fiserv, Inc.[1]	1,889,382
7,923	Genpact Ltd.	301,787
22,142	Intuit, Inc.	5,786,369
10,644	Jack Henry & Associates, Inc.	1,425,445
135,806	Mastercard, Inc., Class A	35,924,761
374,277	Microsoft Corp.	50,138,147
49,122	Paychex, Inc.	4,042,249
60	Red Hat, Inc.[1]	11,266
12,752	Synopsys, Inc.[1]	1,641,055
67	Total System Services, Inc.	8,594
10,602	VeriSign, Inc.[1]	2,217,514
260,039	Visa, Inc., Class A	45,129,768
48,349	Western Union Co. (The)	961,662

	Total Software & Services	194,958,769

	Technology Hardware & Equipment—7.4%
22,513	Amphenol Corp., Class A	2,159,897
253,431	Apple, Inc.	50,159,064
357,832	Cisco Systems, Inc.	19,584,145
5,937	Dolby Laboratories, Inc., Class A	383,530
3,633	F5 Networks, Inc.[1]	529,074
12,101	FLIR Systems, Inc.	654,664
102	Motorola Solutions, Inc.	17,007
9,614	National Instruments Corp.	403,692

	Total Technology Hardware & Equipment	73,891,073

	Transportation—1.7%
16,229	C.H. Robinson Worldwide, Inc.	1,368,916
26,189	Expeditors International of Washington, Inc.	1,986,698
9,371	JB Hunt Transport Services, Inc.	856,603
4,897	Landstar System, Inc.	528,827
4,278	Old Dominion Freight Line, Inc.	638,534
40,679	Union Pacific Corp.	6,879,226
49,068	United Parcel Service, Inc., Class B	5,067,252

	Total Transportation	17,326,056

	Utilities—0.1%
114	Alliant Energy Corp.	5,595
115	Ameren Corp.	8,638
63	American Water Works Co., Inc.	7,308
37	Aqua America, Inc.	1,531
113	Consolidated Edison, Inc.	9,908
70	DTE Energy Co.	8,951
97	Edison International	6,539
2,468	IDACORP, Inc.	247,861
54	PG&E Corp.[1]	1,238
64	Sempra Energy	8,796
88	Southern Co. (The)	4,865
10,252	UGI Corp.	547,559
110	WEC Energy Group, Inc.	9,171

Shares		Value
	Common Stocks (continued)
	Utilities (continued)
66	Xcel Energy, Inc.	$3,926

	Total Utilities	871,886

	Total Common Stocks (Cost $934,959,701)	998,872,212

	Money Market Fund—0.1%
520,245	Premier U.S. Government Money Portfolio, 2.26%[3] (Cost $520,245)	520,245

	Investment of Cash Collateral for Securities Loaned—0.0%[4]
36,134	Invesco Government & Agency Portfolio—Institutional Class, 2.27%[3,5]	36,134
12,040	Invesco Liquid Assets Portfolio—Institutional Class, 2.41%[3,5]	12,045

	Total Investment of Cash Collateral for Securities Loaned (Cost $48,179)	48,179

	Total Investments—100.1% (Cost $935,528,125)	999,440,636

	Liabilities in Excess of Other Assets—(0.1)%	(1,116,091)

	Net Assets—100.0%	$998,324,545

1.	Non-income producing security.
2.	All or a portion of the security was on loan. The aggregate value of the security on loan was $46,755; total value of the collateral held by the Fund was $48,179.
3.

The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of June 30, 2019.

4.	Less than 0.05%.
5.	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 6.

The accompanying notes are an integral part of these financial statements.

18

Schedule of Investments

Invesco Russell 2000® Dynamic Multifactor ETF (OMFS)

June 30, 2019

Shares		Value
	Common Stocks—100.1%
	Automobiles & Components—1.7%
659	Cooper Tire & Rubber Co.	$20,791
499	Dorman Products, Inc.[1]	43,483
745	Fox Factory Holding Corp.[1]	61,470
631	Gentherm, Inc.[1]	26,395
1	LCI Industries	90
334	Standard Motor Products, Inc.	15,144
350	Stoneridge, Inc.[1]	11,042
452	Visteon Corp.[1]	26,478

	Total Automobiles & Components	204,893

	Banks—15.0%
124	1st Source Corp.	5,754
125	Allegiance Bancshares, Inc.[1]	4,167
98	American National Bankshares, Inc.	3,797
500	Ameris Bancorp	19,595
118	Arrow Financial Corp.	4,098
201	Atlantic Capital Bancshares, Inc.[1]	3,441
688	Atlantic Union Bankshares Corp.	24,307
175	BancFirst Corp.	9,740
759	BancorpSouth Bank	22,041
57	Bank First Corp.	3,931
120	Bank of Marin Bancorp	4,922
295	Banner Corp.	15,974
118	Bar Harbor Bankshares	3,138
399	Berkshire Hills Bancorp, Inc.	12,525
641	Boston Private Financial Holdings, Inc.	7,737
132	Bridge Bancorp, Inc.	3,889
695	Brookline Bancorp, Inc.	10,689
187	Bryn Mawr Bank Corp.	6,979
165	Byline Bancorp, Inc.[1]	3,155
970	Cadence BanCorp	20,176
39	Cambridge Bancorp	3,178
137	Camden National Corp.	6,284
1,303	Capitol Federal Financial, Inc.	17,942
165	Carolina Financial Corp.	5,790
197	Carter Bank & Trust[1]	3,891
681	Cathay General Bancorp	24,455
165	CBTX, Inc.	4,643
1,145	CenterState Bank Corp.	26,369
224	Central Pacific Financial Corp.	6,711
590	Chemical Financial Corp.	24,255
122	Citizens & Northern Corp.	3,212
152	City Holding Co.	11,592
115	Civista Bancshares, Inc.	2,582
121	CNB Financial Corp.	3,417
579	Columbia Banking System, Inc.	20,948
479	Columbia Financial, Inc.[1]	7,233
476	Community Bank System, Inc.	31,340
148	Community Trust Bancorp, Inc.	6,259
272	ConnectOne Bancorp, Inc.	6,164
173	Customers Bancorp, Inc.[1]	3,633
1,152	CVB Financial Corp.	24,227
268	Dime Community Bancshares, Inc.	5,089
306	Eagle Bancorp, Inc.	16,564
219	Enterprise Financial Services Corp.	9,110
110	Equity Bancshares, Inc., Class A1	2,933
1,557	Essent Group Ltd.[1]	73,163
211	Farmers National Banc Corp.	3,129
110	FB Financial Corp.	4,026

Shares		Value
	Common Stocks (continued)
	Banks (Continued)
139	Financial Institutions, Inc.	$4,052
260	First Bancorp	9,469
138	First Bancshares, Inc. (The)	4,187
460	First Busey Corp.	12,149
827	First Commonwealth Financial Corp.	11,140
133	First Community Bankshares, Inc	4,490
181	First Defiance Financial Corp.	5,171
814	First Financial Bancorp	19,715
1,123	First Financial Bankshares, Inc.	34,577
111	First Financial Corp.	4,458
315	First Foundation, Inc.	4,234
333	First Interstate BancSystem, Inc., Class A	13,190
474	First Merchants Corp.	17,965
117	First Mid Bancshares, Inc.	4,086
908	First Midwest Bancorp, Inc.	18,587
196	First of Long Island Corp. (The)	3,936
224	Flagstar Bancorp, Inc.	7,423
207	Flushing Financial Corp.	4,595
1,420	Fulton Financial Corp.	23,245
203	German American Bancorp, Inc.	6,114
730	Glacier Bancorp, Inc.	29,601
95	Great Southern Bancorp, Inc.	5,686
447	Great Western Bancorp, Inc.	15,967
607	Hancock Whitney Corp.	24,316
209	Hanmi Financial Corp.	4,654
285	Heartland Financial USA, Inc.	12,748
347	Heritage Commerce Corp.	4,251
323	Heritage Financial Corp.	9,541
508	Hilltop Holdings, Inc.	10,805
74	Home Bancorp, Inc.	2,848
1,319	Home BancShares, Inc.	25,404
173	HomeStreet, Inc.[1]	5,128
144	HomeTrust Bancshares, Inc.	3,620
913	Hope Bancorp, Inc.	12,581
325	Horizon Bancorp	5,310
438	IBERIABANK Corp.	33,222
211	Independent Bank Corp.	4,598
285	Independent Bank Corp.	21,703
251	Independent Bank Group, Inc.	13,795
469	International Bancshares Corp.	17,686
2,043	Investors Bancorp, Inc.	22,779
725	Kearny Financial Corp.	9,635
421	Lakeland Bancorp, Inc.	6,799
226	Lakeland Financial Corp.	10,584
330	LegacyTexas Financial Group, Inc.	13,434
156	Live Oak Bancshares, Inc.	2,675
253	Macatawa Bank Corp.	2,596
130	Mercantile Bank Corp.	4,235
449	Meridian Bancorp, Inc.	8,033
1	Meta Financial Group, Inc.	28
156	Midland States Bancorp, Inc.	4,168
100	MidWestOne Financial Group, Inc.	2,796
96	MMA Capital Holdings, Inc.[1]	3,213
256	National Bank Holdings Corp., Class A	9,293
379	NBT Bancorp, Inc.	14,216
74	Nicolet Bankshares, Inc.[1]	4,592
613	NMI Holdings, Inc., Class A1	17,403
414	Northfield Bancorp, Inc.	6,463

The accompanying notes are an integral part of these financial statements.

19

Invesco Russell 2000® Dynamic Multifactor ETF (OMFS) (continued)

June 30, 2019

Shares		Value
	Common Stocks (continued)
	Banks (Continued)
972	Northwest Bancshares, Inc.	$17,117
463	OceanFirst Financial Corp.	11,506
133	Old Line Bancshares, Inc.	3,539
1,441	Old National Bancorp	23,906
234	Old Second Bancorp, Inc.	2,988
144	Origin Bancorp, Inc.	4,752
405	Oritani Financial Corp.	7,185
442	Pacific Premier Bancorp, Inc.	13,649
123	Park National Corp.	12,225
148	PCSB Financial Corp.	2,997
150	Peapack Gladstone Financial Corp.	4,218
177	PennyMac Financial Services, Inc.	3,926
163	Peoples Bancorp, Inc.	5,258
143	People’s Utah Bancorp	4,204
110	Preferred Bank	5,198
570	Provident Financial Services, Inc.	13,823
129	QCR Holdings, Inc.	4,498
2,830	Radian Group, Inc.	64,666
490	Renasant Corp.	17,611
87	Republic Bancorp, Inc., Class A	4,328
301	S&T Bancorp, Inc.	11,281
327	Sandy Spring Bancorp, Inc.	11,406
402	Seacoast Banking Corp. of Florida[1]	10,227
418	ServisFirst Bancshares, Inc.	14,321
115	Sierra Bancorp	3,119
747	Simmons First National Corp., Class A	17,375
299	South State Corp.	22,027
190	Southern National Bancorp of Virginia, Inc.	2,909
252	Southside Bancshares, Inc.	8,160
186	Stock Yards Bancorp, Inc.	6,724
126	Tompkins Financial Corp.	10,282
587	TowneBank	16,013
239	TriCo Bancshares	9,034
160	TriState Capital Holdings, Inc.[1]	3,414
154	Triumph Bancorp, Inc.[1]	4,474
830	TrustCo Bank Corp. NY	6,574
575	Trustmark Corp.	19,119
350	UMB Financial Corp.	23,037
867	United Bankshares, Inc.	32,157
644	United Community Banks, Inc.	18,393
428	United Community Financial Corp.	4,096
443	United Financial Bancorp, Inc.	6,282
250	Univest Financial Corp.	6,565
2,840	Valley National Bancorp	30,615
376	Veritex Holdings, Inc.	9,757
254	Walker & Dunlop, Inc.	13,515
751	Washington Federal, Inc.	26,232
137	Washington Trust Bancorp, Inc.	7,149
268	Waterstone Financial, Inc.	4,572
478	WesBanco, Inc.	18,427
136	West Bancorporation, Inc.	2,886
224	Westamerica Bancorporation	13,801
482	WSFS Financial Corp.	19,907

	Total Banks	1,808,827

	Capital Goods—9.8%
883	AAON, Inc.	44,309
362	Albany International Corp., Class A	30,013
1	Altra Industrial Motion Corp.	36

Shares		Value
	Common Stocks (continued)
	Capital Goods (Continued)
194	American Woodmark Corp.[1]	$16,416
769	Atkore International Group, Inc.[1]	19,894
375	AZZ, Inc.	17,257
908	BMC Stock Holdings, Inc.[1]	19,250
692	Comfort Systems USA, Inc.	35,285
460	Continental Building Products, Inc.[1]	12,222
426	CSW Industrials, Inc.	29,032
97	Eastern Co. (The)	2,718
1,400	EMCOR Group, Inc.	123,340
325	Encore Wire Corp.	19,039
293	EnPro Industries, Inc.	18,705
392	ESCO Technologies, Inc.	32,387
1,046	Federal Signal Corp.	27,981
1	Foundation Building Materials, Inc.[1]	18
879	Franklin Electric Co., Inc.	41,753
441	Gorman-Rupp Co. (The)	14,478
148	Graham Corp.	2,991
1,650	Hillenbrand, Inc.	65,291
135	Hurco Cos., Inc.	4,801
224	Insteel Industries, Inc.	4,664
508	John Bean Technologies Corp.	61,534
216	Kadant, Inc.	19,615
565	Kaman Corp.	35,985
161	Lindsay Corp.	13,236
418	Luxfer Holdings PLC	10,249
996	Meritor, Inc.[1]	24,153
226	Miller Industries, Inc.	6,950
843	Mueller Industries, Inc.	24,675
136	National Presto Industries, Inc.[2]	12,687
35	Omega Flex, Inc.	2,688
428	Proto Labs, Inc.[1]	49,657
455	Quanex Building Products Corp.	8,595
557	Raven Industries, Inc.	19,985
536	RBC Bearings, Inc.[1]	89,410
1,440	Simpson Manufacturing Co., Inc.	95,702
189	Standex International Corp.	13,823
282	Tennant Co.	17,258
806	Universal Forest Products, Inc.	30,676
893	Wabash National Corp.	14,529
538	Watts Water Technologies, Inc., Class A	50,131
1	Woodward, Inc.	113

	Total Capital Goods	1,183,531

	Commercial & Professional Services—9.1%
1,766	ABM Industries, Inc.	70,640
180	BG Staffing, Inc.	3,398
1,192	Brady Corp., Class A	58,790
1,187	CBIZ, Inc.[1]	23,253
1,383	Covanta Holding Corp.	24,770
176	CRA International, Inc.	6,746
665	Deluxe Corp.	27,039
551	Ennis, Inc.	11,307
1,586	Exponent, Inc.	92,844
286	Forrester Research, Inc.	13,451
780	FTI Consulting, Inc.[1]	65,395
3,490	Healthcare Services Group, Inc.	105,817
740	Herman Miller, Inc.	33,078
712	HNI Corp.	25,191
228	ICF International, Inc.	16,598

The accompanying notes are an integral part of these financial statements.

20

Invesco Russell 2000® Dynamic Multifactor ETF (OMFS) (continued)

June 30, 2019

Shares		Value
	Common Stocks (continued)
	Commercial & Professional Services (Continued)
885	Insperity, Inc.	$108,094
829	Kelly Services, Inc., Class A	21,712
460	Kforce, Inc.	16,141
501	Kimball International, Inc., Class B	8,732
1,026	Korn Ferry	41,112
371	McGrath RentCorp.	23,058
838	MSA Safety, Inc.	88,317
823	Navigant Consulting, Inc.	19,085
277	NRC Group Holdings Corp.[1]	3,080
1	Steelcase, Inc., Class A	17
1,124	Tetra Tech, Inc.	88,290
449	UniFirst Corp.	84,668
271	Viad Corp.	17,951

	Total Commercial & Professional Services	1,098,574

	Consumer Durables & Apparel—3.2%
517	Acushnet Holdings Corp.	13,576
2,215	Callaway Golf Co.	38,009
129	Cavco Industries, Inc.[1]	20,323
862	Crocs, Inc.[1]	17,025
202	Culp, Inc.	3,838
524	Deckers Outdoor Corp.[1]	92,208
531	Ethan Allen Interiors, Inc.	11,183
476	Helen of Troy Ltd.[1]	62,161
65	Johnson Outdoors, Inc., Class A	4,847
845	La-Z-Boy, Inc.	25,908
237	Oxford Industries, Inc.	17,965
2,412	Steven Madden Ltd.	81,887

	Total Consumer Durables & Apparel	388,930

	Consumer Services—4.9%
437	BJ’s Restaurants, Inc.	19,202
1	Bloomin’ Brands, Inc.	19
695	Brinker International, Inc.	27,348
1,283	Cheesecake Factory, Inc. (The)	56,093
913	Churchill Downs, Inc.	105,059
197	Chuy’s Holdings, Inc.[1]	4,515
553	Cracker Barrel Old Country Store, Inc.[2]	94,414
501	Dave & Buster’s Entertainment, Inc.	20,275
1,543	Denny’s Corp.[1]	31,678
449	International Speedway Corp., Class A	20,156
320	Lindblad Expeditions Holdings, Inc.[1]	5,744
39	Nathan’s Famous, Inc.	3,047
1,249	OneSpaWorld Holdings Ltd.[1]	19,359
903	Ruth’s Hospitality Group, Inc.	20,507
1	Sotheby’s1	58
138	Speedway Motorsports, Inc.	2,560
430	Target Hospitality Corp.[1]	3,913
1,776	Texas Roadhouse, Inc.	95,318
703	Wingstop, Inc.	66,609

	Total Consumer Services	595,874

	Diversified Financials—5.1%
262	AG Mortgage Investment Trust, Inc.	4,166
810	Anworth Mortgage Asset Corp.	3,070
2,346	Apollo Commercial Real Estate Finance, Inc.	43,143
306	Ares Commercial Real Estate Corp.	4,547
377	Ares Management Corp., Class A	9,866
389	ARMOUR Residential REIT, Inc.	7,251

Shares		Value
	Common Stocks (continued)
	Diversified Financials (Continued)
798	Artisan Partners Asset Management, Inc., Class A	$21,961
210	Banco Latinoamericano de Comercio Exterior SA, Class E	4,374
1,422	Blackstone Mortgage Trust, Inc., Class A2	50,595
979	BrightSphere Investment Group PLC	11,170
553	Cannae Holdings, Inc.[1]	16,026
723	Capstead Mortgage Corp.	6,037
173	Cherry Hill Mortgage Investment Corp.	2,768
421	Cohen & Steers, Inc.	21,656
63	Diamond Hill Investment Group, Inc.	8,928
204	Dynex Capital, Inc.	3,417
293	Ellington Financial, Inc.	5,265
1,717	Federated Investors, Inc., Class B	55,802
1,053	FGL Holdings	8,845
585	FirstCash, Inc.	58,512
642	Granite Point Mortgage Trust, Inc.	12,320
323	Green Dot Corp., Class A1	15,795
338	Hamilton Lane, Inc., Class A	19,286
545	Houlihan Lokey, Inc.	24,269
101	INTL. FCStone, Inc.[1]	3,999
986	Invesco Mortgage Capital, Inc.[3]	15,894
274	KKR Real Estate Finance Trust, Inc.	5,458
1,063	Ladder Capital Corp.	17,656
680	Moelis & Co., Class A	23,766
124	Nelnet, Inc., Class A	7,343
1,680	New York Mortgage Trust, Inc.	10,416
777	PennyMac Mortgage Investment Trust	16,962
95	Piper Jaffray Cos.	7,056
189	PJT Partners, Inc., Class A	7,658
330	Ready Capital Corp.	4,917
871	Redwood Trust, Inc.	14,398
464	Stifel Financial Corp.	27,404
640	TPG RE Finance Trust, Inc.	12,346
44	Virtus Investment Partners, Inc.	4,726
888	Waddell & Reed Financial, Inc., Class A	14,803
390	Western Asset Mortgage Capital Corp.	3,892
138	Westwood Holdings Group, Inc.	4,858

	Total Diversified Financials	622,621

	Energy—1.3%
855	C&J Energy Services, Inc.[1]	10,072
1,120	Delek US Holdings, Inc.	45,382
474	Dril-Quip, Inc.[1]	22,752
1,457	Falcon Minerals Corp.	12,239
796	Jagged Peak Energy, Inc.[1]	6,583
50	NACCO Industries, Inc., Class A	2,597
658	Par Pacific Holdings, Inc.[1]	13,502
105	REX American Resources Corp.[1]	7,654
1	SEACOR Holdings, Inc.[1]	47
758	US Well Services, Inc.[1]	3,654
935	World Fuel Services Corp.	33,623

	Total Energy	158,105

	Food & Staples Retailing—0.3%
531	PriceSmart, Inc.	27,145
122	Village Super Market, Inc., Class A	3,234
229	Weis Markets, Inc.	8,338

	Total Food & Staples Retailing	38,717

The accompanying notes are an integral part of these financial statements.

21

Invesco Russell 2000® Dynamic Multifactor ETF (OMFS) (continued)

June 30, 2019

Shares		Value
	Common Stocks (continued)
	Food, Beverage & Tobacco—3.2%
169	Boston Beer Co., Inc. (The), Class A1	$63,841
232	Calavo Growers, Inc.	22,444
830	Cal-Maine Foods, Inc.	34,627
393	J&J Snack Foods Corp.	63,253
132	John B. Sanfilippo & Son, Inc.	10,519
452	Lancaster Colony Corp.	67,167
159	National Beverage Corp.[2]	7,096
319	Sanderson Farms, Inc.	43,563
947	Simply Good Foods Co. (The)[1]	22,804
459	Tootsie Roll Industries, Inc.[2]	16,951
319	Universal Corp.	19,386
1,616	Vector Group Ltd.	15,756

	Total Food, Beverage & Tobacco	387,407

	Health Care Equipment & Services—7.2%
960	Amedisys, Inc.[1]	116,554
54	Atrion Corp.	46,048
253	CorVel Corp.[1]	22,014
1,094	Ensign Group, Inc. (The)	62,271
1,732	Globus Medical, Inc., Class A1	73,264
1,136	Haemonetics Corp.[1]	136,706
1	HealthEquity, Inc.[1]	65
594	HealthStream, Inc.[1]	15,361
585	Magellan Health, Inc.[1]	43,425
1,134	Meridian Bioscience, Inc.	13,472
50	Mesa Laboratories, Inc.	12,217
489	National HealthCare Corp.	39,682
329	National Research Corp.	18,947
1,243	Neogen Corp.[1]	77,203
1	NextGen Healthcare, Inc.[1]	20
705	Omnicell, Inc.[1]	60,651
216	Providence Service Corp. (The)[1]	12,385
716	Quidel Corp.[1]	42,473
200	Simulations Plus, Inc.	5,712
258	Surmodics, Inc.[1]	11,138
371	US Physical Therapy, Inc.	45,473
132	Utah Medical Products, Inc.	12,632

	Total Health Care Equipment & Services	867,713

	Household & Personal Products—1.3%
420	Inter Parfums, Inc.	27,926
216	Medifast, Inc.	27,713
102	Oil-Dri Corp. of America	3,472
178	USANA Health Sciences, Inc.[1]	14,138
519	WD-40 Co.	82,542

	Total Household & Personal Products	155,791

	Insurance—2.5%
251	AMERISAFE, Inc.	16,006
280	Argo Group International Holdings Ltd.	20,734
922	CNO Financial Group, Inc.	15,379
308	Employers Holdings, Inc.	13,019
79	Enstar Group Ltd.[1]	13,768
82	FBL Financial Group, Inc., Class A	5,232
323	Horace Mann Educators Corp.	13,014
18	Investors Title Co.	3,006
268	James River Group Holdings Ltd.	12,569
210	Kinsale Capital Group, Inc.	19,211
594	National General Holdings Corp.	13,626
20	National Western Life Group, Inc., Class A	5,140

Shares		Value
	Common Stocks (continued)
	Insurance (continued)
162	NI Holdings, Inc.[1]	$2,853
1	Primerica, Inc.	120
489	ProAssurance Corp.	17,658
413	RLI Corp.	35,398
206	Safety Insurance Group, Inc.	19,597
609	Selective Insurance Group, Inc.	45,608
135	State Auto Financial Corp.	4,725
262	Stewart Information Services Corp.	10,608
146	United Fire Group, Inc.	7,075
212	Universal Insurance Holdings, Inc.	5,915

	Total Insurance	300,261

	Materials—5.2%
646	Balchem Corp.	64,581
678	Boise Cascade Co.	19,059
128	Chase Corp.	13,778
491	Compass Minerals International, Inc.	26,980
420	FutureFuel Corp.	4,910
424	Global Brass & Copper Holdings, Inc.	18,542
861	H.B. Fuller Co.	39,950
196	Hawkins, Inc.	8,508
468	Innospec, Inc.	42,700
310	Kaiser Aluminum Corp.	30,259
2,505	Louisiana-Pacific Corp.	65,681
282	Materion Corp.	19,122
481	Myers Industries, Inc.	9,269
370	Neenah, Inc.	24,993
1,087	PolyOne Corp.	34,121
345	Quaker Chemical Corp.	69,994
395	Schnitzer Steel Industries, Inc., Class A	10,337
405	Schweitzer-Mauduit International, Inc.	13,438
520	Sensient Technologies Corp.	38,210
346	Stepan Co.	31,801
464	Tredegar Corp.	7,712
41	United States Lime & Minerals, Inc.	3,280
907	Warrior Met Coal, Inc.	23,691
1	Worthington Industries, Inc.	40

	Total Materials	620,956

	Media & Entertainment—0.7%
758	IMAX Corp.[1]	15,311
225	Loral Space & Communications, Inc.[1]	7,765
393	Marcus Corp. (The)	12,953
689	MSG Networks, Inc., Class A1	14,290
213	Reading International, Inc., Class A1	2,765
712	Scholastic Corp.	23,667
328	TechTarget, Inc.[1]	6,970
1	TEGNA, Inc.	15

	Total Media & Entertainment	83,736

	Real Estate—12.3%
679	Acadia Realty Trust	18,584
452	Agree Realty Corp.	28,951
23	Alexander’s, Inc.	8,517
429	American Assets Trust, Inc.	20,214
497	Armada Hoffler Properties, Inc.	8,225
903	CareTrust REIT, Inc.	21,473
448	Chatham Lodging Trust	8,454
790	Chesapeake Lodging Trust	22,452
475	City Office REIT, Inc.	5,695

The accompanying notes are an integral part of these financial statements.

22

Invesco Russell 2000® Dynamic Multifactor ETF (OMFS) (continued)

June 30, 2019

Shares		Value
	Common Stocks (continued)
	Real Estate (continued)
155	Community Healthcare Trust, Inc.	$6,109
71	Consolidated-Tomoka Land Co.	4,239
775	CoreCivic, Inc.	16,089
113	CorEnergy Infrastructure Trust, Inc.[2]	4,482
2,030	DiamondRock Hospitality Co.	20,990
596	Easterly Government Properties, Inc.	10,794
493	EastGroup Properties, Inc.	57,178
1,829	First Industrial Realty Trust, Inc.	67,197
1,008	Four Corners Property Trust, Inc.	27,549
807	Franklin Street Properties Corp.	5,956
105	FRP Holdings, Inc.[1]	5,856
904	GEO Group, Inc. (The)	18,993
454	Getty Realty Corp.	13,965
270	Gladstone Commercial Corp.	5,729
596	Global Net Lease, Inc.	11,693
555	Hannon Armstrong Sustainable Infrastructure Capital, Inc.	15,640
1,379	Healthcare Realty Trust, Inc.	43,190
262	Hersha Hospitality Trust	4,333
487	HFF, Inc., Class A	22,149
835	Independence Realty Trust, Inc.	9,661
809	Industrial Logistics Properties Trust	16,843
375	iStar, Inc.[2]	4,657
283	Jernigan Capital, Inc.	5,801
1,066	Kennedy-Wilson Holdings, Inc.	21,928
471	Kite Realty Group Trust	7,126
3,534	Lexington Realty Trust	33,255
741	LTC Properties, Inc.	33,834
778	Mack-Cali Realty Corp.	18,120
278	Marcus & Millichap, Inc.[1]	8,576
1,106	Monmouth Real Estate Investment Corp.	14,986
632	National Health Investors, Inc.	49,315
436	National Storage Affiliates Trust	12,618
1,070	Newmark Group, Inc., Class A	9,609
117	NexPoint Residential Trust, Inc.	4,844
523	NorthStar Realty Europe Corp.	8,593
172	One Liberty Properties, Inc.	4,981
895	Pebblebrook Hotel Trust	25,221
1,698	Physicians Realty Trust	29,613
1,605	Piedmont Office Realty Trust, Inc., Class A	31,988
963	PotlatchDeltic, Corp.	37,538
352	Preferred Apartment Communities, Inc., Class A	5,262
401	PS Business Parks, Inc.	67,580
346	QTS Realty Trust, Inc., Class A	15,978
210	RE/MAX Holdings, Inc., Class A	6,460
650	Realogy Holdings Corp.	4,706
1,091	Retail Opportunity Investments Corp.	18,689
1,078	Rexford Industrial Realty, Inc.	43,519
1,789	RLJ Lodging Trust	31,737
99	RMR Group, Inc. (The), Class A	4,651
667	RPT Realty	8,077
735	Ryman Hospitality Properties, Inc.	59,601
1,665	Sabra Health Care REIT, Inc.	32,784
138	Saul Centers, Inc.	7,746
2,579	Senior Housing Properties Trust	21,328
368	St Joe Co. (The)[1]	6,359
1,411	STAG Industrial, Inc.	42,669
1,163	Summit Hotel Properties, Inc.	13,340

Shares		Value
	Common Stocks (continued)
	Real Estate (continued)
3,227	Sunstone Hotel Investors, Inc.	$44,242
852	Tanger Factory Outlet Centers, Inc.[2]	13,811
153	Tejon Ranch Co.[1]	2,538
790	Terreno Realty Corp.	38,742
157	Universal Health Realty Income Trust	13,334
1,356	Urban Edge Properties	23,499
363	Urstadt Biddle Properties, Inc., Class A	7,623
1,146	Washington Prime Group, Inc.[2]	4,378
757	Washington Real Estate Investment Trust	20,235
337	Whitestone REIT	4,277
1,533	Xenia Hotels & Resorts, Inc.	31,963

	Total Real Estate	1,488,931

	Retailing—3.5%
1,096	Aaron’s, Inc.	67,305
2,813	American Eagle Outfitters, Inc.	47,540
1,480	Bed Bath & Beyond, Inc.[2]	17,198
495	Buckle, Inc. (The)[2]	8,569
277	Cato Corp., (The), Class A	3,413
374	Children’s Place, Inc. (The)[2]	35,672
170	Citi Trends, Inc.	2,485
753	Core-Mark Holding Co., Inc.	29,909
888	Designer Brands, Inc., Class A	17,023
1,279	GameStop Corp., Class A	6,996
478	Haverty Furniture Cos., Inc.	8,140
791	Liberty Expedia Holdings, Inc., Class A1	37,802
1	Monro, Inc.	85
1,008	Murphy USA, Inc.[1]	84,702
325	PetMed Express, Inc.[2]	5,093
425	Sleep Number Corp.[1]	17,166
1,362	Waitr Holdings, Inc.[1]	8,567
156	Weyco Group, Inc.	4,167
89	Winmark Corp.	15,410

	Total Retailing	417,242

	Semiconductors & Semiconductor Equipment—2.1%
542	Advanced Energy Industries, Inc.[1]	30,498
628	Cabot Microelectronics Corp.	69,130
563	Diodes, Inc.[1]	20,476
305	DSP Group, Inc.[1]	4,380
304	Nanometrics, Inc.[1]	10,552
100	NVE Corp.	6,963
991	Photronics, Inc.[1]	8,126
566	Power Integrations, Inc.	45,382
490	Rudolph Technologies, Inc.[1]	13,539
831	Semtech Corp.[1]	39,930

	Total Semiconductors & Semiconductor Equipment	248,976

	Software & Services—3.1%
220	Agilysys, Inc.[1]	4,723
413	American Software, Inc., Class A	5,431
524	CommVault Systems, Inc.[1]	26,001
746	EVERTEC, Inc.	24,394
363	Hackett Group, Inc. (The)	6,095
1	j2 Global, Inc.	89
1	KBR, Inc.	25
1,212	LiveRamp Holdings, Inc.[1]	58,758
733	ManTech International Corp., Class A	48,268
1,283	MAXIMUS, Inc.	93,069

The accompanying notes are an integral part of these financial statements.

23

Invesco Russell 2000® Dynamic Multifactor ETF (OMFS) (continued)

June 30, 2019

Shares		Value
	Common Stocks (continued)
	Software & Services (continued)
1	MicroStrategy, Inc., Class A1	$143
1,162	NIC, Inc.	18,639
1	Perficient, Inc.[1]	34
990	Progress Software Corp.	43,184
145	QAD, Inc., Class A	5,830
992	Sykes Enterprises, Inc.[1]	27,240
254	TTEC Holdings, Inc.	11,834

	Total Software & Services	373,757

	Technology Hardware & Equipment—2.1%
555	ADTRAN, Inc.	8,464
1,160	AVX Corp.	19,256
724	Badger Meter, Inc.	43,216
719	Benchmark Electronics, Inc.	18,061
802	CTS Corp.	22,119
455	Daktronics, Inc.	2,807
327	Digi International, Inc.[1]	4,146
1	Fabrinet[1]	50
439	Insight Enterprises, Inc.[1]	25,550
536	Kimball Electronics, Inc.[1]	8,705
156	Napco Security Technologies, Inc.[1]	4,630
460	Park Electrochemical Corp.	7,677
579	Plexus Corp.[1]	33,796
3,034	Vishay Intertechnology, Inc.	50,122
217	Vishay Precision Group, Inc.[1]	8,817

	Total Technology Hardware & Equipment	257,416

	Telecommunication Services—0.2%
207	ATN International, Inc.	11,950
339	Spok Holdings, Inc.	5,099

	Total Telecommunication Services	17,049

	Transportation—1.0%
621	Daseke, Inc.[1,2]	2,235
894	Forward Air Corp.	52,880
1,180	Heartland Express, Inc.[2]	21,323
813	Marten Transport Ltd.	14,756
1,028	Werner Enterprises, Inc.	31,950

	Total Transportation	123,144

	Utilities—5.3%
829	ALLETE, Inc.	68,981
530	American States Water Co.	39,877
777	Avista Corp.	34,654
1	Black Hills Corp.	78
662	California Water Service Group	33,517
197	Chesapeake Utilities Corp.	18,719
272	Consolidated Water Co. Ltd.	3,879
509	El Paso Electric Co.	33,289
488	MGE Energy, Inc.	35,663
1,738	New Jersey Resources Corp.	86,500
1	Northwest Natural Holding Co.	70
609	NorthWestern Corp.	43,939
797	ONE Gas, Inc.	71,969
1	Ormat Technologies, Inc.	63
517	Otter Tail Corp.	27,303
1,272	Portland General Electric Co.	68,904
305	Pure Cycle Corp.[1]	3,233
1	South Jersey Industries, Inc.	34

Shares		Value
	Common Stocks (continued)
	Utilities (Continued)
664	Spire, Inc.	$55,723
200	Unitil Corp.	11,978

	Total Utilities	638,373

	Total Common Stocks (Cost $11,075,847)	12,080,824

	Investment of Cash Collateral for Securities Loaned—2.6%
235,578	Invesco Government & Agency Portfolio—Institutional Class, 2.27%[4,5]	235,578
79,188	Invesco Liquid Assets Portfolio—Institutional Class, 2.41%[4,5]	79,219

	Total Investment of Cash Collateral for Securities Loaned (Cost $314,796)	314,797

	Total Investments—102.7% (Cost $11,390,643)	12,395,621

	Liabilities in Excess of Other Assets—(2.7)%	(324,837)

	Net Assets—100.0%	$12,070,784

REIT—Real Estate Investment Trust

1.	Non-income producing security.
2.	All or a portion of the security was on loan. The aggregate value of the securities on loan was $283,914; total value of the collateral held by the Fund was $314,797.
3.	Affiliated security (Note 4).
4.

The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of June 30, 2019.

5.	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 6.

The accompanying notes are an integral part of these financial statements.

24

Statements of Assets and Liabilities

June 30, 2019

	Invesco ESG Revenue ETF (ESGL)	Invesco Russell 1000® Dynamic Multifactor ETF (OMFL)	Invesco Russell 2000® Dynamic Multifactor ETF (OMFS)
Assets:
Unaffiliated investments in securities, at value (including securities on loan)[1]	$28,262,360	$998,872,212	$12,064,930
Affiliated investments in securities, at value	149,188	568,424	330,691
Receivables and other assets:
Dividends	38,006	777,754	22,485
Capital shares sold	470	175,901,913	—
Investments sold	—	337,133,919	5,601,435
Securities lending	12	21	93

Total Assets	28,450,036	1,513,254,243	18,019,634

Liabilities:
Payables and other liabilities:
Investment of cash collateral for securities on loan	127,296	48,179	314,797
Due to custodian	14,726	—	2,015
Investments purchased	—	337,853,283	2,945,357
Shares Repurchased	—	176,792,539	2,682,794
Accrued unitary management fees	9,250	235,697	3,887

Total Liabilities	151,272	514,929,698	5,948,850

Net Assets	$28,298,764	$998,324,545	$12,070,784

Net Assets Consist of:
Shares of beneficial interest	$26,598,631	$962,194,672	$13,404,963
Total distributable earnings (accumulated loss)	1,700,133	36,129,873	(1,334,179)

Net Assets	$28,298,764	$998,324,545	$12,070,784

Shares outstanding (unlimited number of shares of beneficial interest authorized, without par value)	900,000	33,600,000	450,000
Net asset value, offering and redemption price per share	$31.44	$29.71	$26.82

Market price	$31.47	$29.71	$26.82

Unaffiliated investments in securities, at cost	$25,662,598	$934,959,701	$11,060,868

Affiliated investments in securities, at cost	$153,582	$568,424	$329,775

1. Includes securities on loan with an aggregate value of:	$124,914	$46,755	$283,914

The accompanying notes are an integral part of these financial statements.

25

Statements of Operations

For the year ended June 30, 2019

	Invesco ESG Revenue ETF (ESGL)	Invesco Russell 1000® Dynamic Multifactor ETF (OMFL)	Invesco Russell 2000® Dynamic Multifactor ETF (OMFS)
Investment Income:
Unaffiliated dividend income	$746,886	$10,185,709	$241,740
Affiliated dividend income	1,421	2,916	1,805
Foreign withholding tax	—	(37)	(21)
Securities lending income	523	161,249	4,095

Total Income	748,830	10,349,837	247,619

Expenses:
Unitary management fees	102,585	1,358,995	47,931

Less fees waived	(8)	(267)	(2)

Net Expenses	102,577	1,358,728	47,929

Net Investment Income	646,253	8,991,109	199,690

Net Realized and Unrealized Gain (Loss) from:
Net realized loss on investments	(592,280)	(30,937,916)	(1,711,367)
Net realized loss on affiliated investments	(4,487)	—	(2,423)
Net realized gain on in-kind redemptions	1,381,024	41,089,534	1,220,218
Net realized gain (loss) on in-kind redemptions on affiliates	438	—	(5)

Total net realized gain (loss)	784,695	10,151,618	(493,577)

Net change in unrealized appreciation on unaffiliated investments	448,785	65,150,207	486,601
Net change in unrealized appreciation (depreciation) on affiliated investments	(641)	—	1,670

Net change in unrealized appreciation	448,144	65,150,207	488,271

Net realized and unrealized gain (loss) on investments	1,232,839	75,301,825	(5,306)

Net Increase in Net Assets Resulting From Operations	$1,879,092	$84,292,934	$194,384

The accompanying notes are an integral part of these financial statements.

26

Statements of Changes in Net Assets

For the year ended June 30, 2019 and the period ended June 30, 2018

	Invesco ESG Revenue ETF (ESGL)		Invesco Russell 1000® Dynamic Multifactor ETF (OMFL)		Invesco Russell 2000® Dynamic Multifactor ETF (OMFS)
	Year Ended June 30, 2019	Year Ended June 30, 2018	Year Ended June 30, 2019	For the Period November 8, 2017[1] to June 30, 2018	Year Ended June 30, 2019	For the Period November 8, 2017[1] to June 30, 2018
Operations:
Net investment income	$646,253	$513,363	$8,991,109	$235,636	$199,690	$109,876
Net realized gain (loss) on investments and in-kind redemptions	784,695	1,718,578	10,151,618	(10,373)	(493,577)	591,808
Net change in unrealized appreciation (depreciation) on investments	448,144	47,156	65,150,207	(1,237,696)	488,271	516,707

Net increase (decrease) in net assets resulting from operations	1,879,092	2,279,097	84,292,934	(1,012,433)	194,384	1,218,391

Distributions to Shareholders from:
Distributable earnings	(668,150)	(603,824)	(8,357,048)	(143,972)	(197,838)	(89,510)

Shareholder Transactions:
Proceeds from shares sold	11,686,750	12,307,274	1,156,693,709	186,408,815	9,051,529	33,426,706
Value of shares repurchased	(7,457,787)	(13,859,701)	(384,896,789)	(34,660,671)	(10,538,081)	(20,994,797)

Net increase (decrease) in net assets resulting from shareholder transactions	4,228,963	(1,552,427)	771,796,920	151,748,144	(1,486,552)	12,431,909

Increase (Decrease) in net assets	5,439,905	122,846	847,732,806	150,591,739	(1,490,006)	13,560,790

Net Assets:
Beginning of period or year	22,858,859	22,736,013	150,591,739	—	13,560,790	—

End of period or year	$28,298,764	$22,858,859	$998,324,545	$150,591,739	$12,070,784	$13,560,790

Changes in Shares Outstanding:
Shares outstanding, beginning of period or year	750,000	800,000	5,650,000	—	500,000	—
Shares sold	400,000	400,000	41,350,000	6,950,000	350,000	1,300,000
Shares repurchased	(250,000)	(450,000)	(13,400,000)	(1,300,000)	(400,000)	(800,000)

Shares outstanding, end of period or year	900,000	750,000	33,600,000	5,650,000	450,000	500,000

1.	Commencement of operations.

The accompanying notes are an integral part of these financial statements.

27

Financial Highlights

Invesco ESG Revenue ETF (ESGL)

	Years Ended June 30,		For the Period October 31, 2016[1] Through June 30, 2017
	2019	2018
Per Share Operating Performance:
Net asset value, beginning of period	$30.48	$28.42	$25.00
Net investment income[2]	0.78	0.66	0.40
Net realized and unrealized gain on investments	1.00	2.16	3.28
Total gain from investment operations	1.78	2.82	3.68
Less Distributions from:
Net investment income	(0.78)	(0.76)	(0.26)
Realized gains	(0.04)	—	—
Total distributions	(0.82)	(0.76)	(0.26)
Net asset value, end of period	$31.44	$30.48	$28.42
Market price, end of period	$31.47 [3]
Total Return at Net Asset Value[4]	5.95%	9.96%	14.78%
Total Return at Market Value[4]	6.05%	9.93%	14.82%
Ratios/Supplemental Data:
Net assets, end of period (000’s omitted)	$28,299	$22,859	$22,736
Ratio to average net assets of:
Expenses, net waivers	0.40%	0.40%	0.40%[5]
Expenses, prior to waivers	0.40%	0.47%	0.78%[5]
Net investment income, net of waivers	2.52%	2.19%	2.22%[5]
Portfolio turnover rate[6]	34%	27%	42%

1.	Commencement of operations.
2.	Based on average daily shares outstanding.
3.	The mean between the last bid and ask prices.
4.

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period at net asset value. Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at market value during the period, and sale at the market value on the last day of the period. Market value is determined by trading that occurs on the NYSE Arca, and may be greater or less than net asset value, depending on the 4 p.m. mean of the bid and offer prices for a share of the Fund. Total return calculated for a period of less than one year is not annualized. The total return would have been lower if certain expenses had not been waived by the Adviser.

5.	Annualized for periods less than one full year.
6.	Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.

The accompanying notes are an integral part of these financial statements.

28

Financial Highlights (continued)

Invesco Russell 1000® Dynamic Multifactor ETF (OMFL)

	Year Ended June 30, 2019	For the Period November 08, 2017[1] Through June 30, 2018
Per Share Operating Performance:
Net asset value, beginning of period	$26.65	$25.00
Net investment income[2]	0.54	0.22
Net realized and unrealized gain on investments	2.99	1.59
Total gain from investment operations	3.53	1.81
Less Distributions from:
Net investment income	(0.47)	(0.16)
Net asset value, end of period	$29.71	$26.65
Market price, end of period	$29.71 [3]
Total Return at Net Asset Value[4]	13.37%	7.26%
Total Return at Market Value[4]	13.32%	7.28%
Ratios/Supplemental Data:
Net assets, end of period (000’s omitted)	$998,325	$150,592
Ratio to average net assets of:
Expenses, net waivers	0.29%	0.29%[5]
Expenses, prior to waivers	0.29%	0.29%[5]
Net investment income, net of waivers	1.92%	1.42%[5]
Portfolio turnover rate[6]	138%	213%

1.	Commencement of operations.
2.	Based on average daily shares outstanding.
3.	The mean between the last bid and ask prices.
4.

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period at net asset value. Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at market value during the period, and sale at the market value on the last day of the period. Market value is determined by trading that occurs on the Cboe BZX Exchange, and may be greater or less than net asset value, depending on the 4 p.m. mean of the bid and offer prices for a share of the Fund. Total return calculated for a period of less than one year is not annualized. The total return would have been lower if certain expenses had not been waived by the Adviser.

5.	Annualized for periods less than one full year.
6.	Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.

The accompanying notes are an integral part of these financial statements.

29

Financial Highlights (continued)

Invesco Russell 2000® Dynamic Multifactor ETF (OMFS)

	Year Ended June 30, 2019	For the Period November 08, 2017[1] Through June 30, 2018
Per Share Operating Performance:
Net asset value, beginning of period	$27.12	$25.00
Net investment income[2]	0.43	0.22
Net realized and unrealized gain (loss) on investments	(0.29)	2.08
Total gain from investment operations	0.14	2.30
Less Distributions from:
Net investment income	(0.44)	(0.18)
Net asset value, end of period	$26.82	$27.12
Market price, end of period	$26.82 [3]
Total Return at Net Asset Value[4]	0.63%	9.22%
Total Return at Market Value[4]	0.59%	9.21%
Ratios/Supplemental Data:
Net assets, end of period (000’s omitted)	$12,071	$13,561
Ratio to average net assets of:
Expenses, net waivers	0.39%	0.39%[5]
Expenses, prior to waivers	0.39%	0.39%[5]
Net investment income, net of waivers	1.62%	1.30%[5]
Portfolio turnover rate[6]	189%	173%

1.	Commencement of operations.
2.	Based on average daily shares outstanding.
3.	The mean between the last bid and ask prices.
4.

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period at net asset value. Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at market value during the period, and sale at the market value on the last day of the period. Market value is determined by trading that occurs on the Cboe BZX Exchange, and may be greater or less than net asset value, depending on the 4 p.m. mean of the bid and offer prices for a share of the Fund. Total return calculated for a period of less than one year is not annualized. The total return would have been lower if certain expenses had not been waived by the Adviser.

5.	Annualized for periods less than one full year.
6.	Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.

The accompanying notes are an integral part of these financial statements.

30

Notes to Financial Statements

Invesco Exchange-Traded Self-Indexed Fund Trust

June 30, 2019

Note 1—Organization

Invesco Exchange-Traded Self-Indexed Fund Trust (the “Trust”) was organized as a Delaware statutory trust on October 30, 2015 and is authorized to have multiple series of portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). This report includes the following portfolios:

Full Name	Predecessor Fund (as defined below)	Short Name
Invesco ESG Revenue ETF	Oppenheimer ESG Revenue ETF	ESG Revenue ETF
Invesco Russell 1000® Dynamic Multifactor ETF	Oppenheimer Russell 1000® Dynamic Multifactor ETF	Russell 1000® Dynamic Multifactor ETF
Invesco Russell 2000® Dynamic Multifactor ETF	Oppenheimer Russell 2000® Dynamic Multifactor ETF	Russell 2000® Dynamic Multifactor ETF

Each portfolio (each, a “Fund”, and collectively, the “Funds”) represents a separate series of the Trust. The shares of the Funds are referred to herein as “Shares” or “Fund’s Shares.” ESG Revenue ETF fund shares are listed and traded on NYSE Arca, Inc. and Russell 1000® Dynamic Multifactor ETF and Russell 2000® Dynamic Multifactor ETF fund shares are listed and traded on Cboe BZX Exchange, Inc.

Each Fund acquired all or substantially all of the assets and all of the stated liabilities included in the financial statements of a corresponding fund of the Oppenheimer ETF Trust (a “Predecessor Fund”) after the close of business on May 24, 2019 (each, a “Reorganization). Each Fund adopted the performance and financial information of its corresponding Predecessor Fund. Information presented prior to the close of business on May 24, 2019 is that of the Predecessor Fund.

The market price of each Share may differ to some degree from a Fund’s net asset value (“NAV”). Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at NAV, only in a large specified number of Shares, each called a “Creation Unit.” Creation Units are issued and redeemed principally in exchange for the deposit or delivery of a basket of securities (“Deposit Securities”). Except when aggregated in Creation Units by Authorized Participants, the Shares are not individually redeemable securities of the Funds.

The investment objective of each Fund is to seek to track the investment results (before fees and expenses) of its respective index listed below (each, an “Underlying Index”):

Fund	Underlying Index
ESG Revenue ETF	Invesco Revenue Weighted ESG Index™
Russell 1000® Dynamic Multifactor ETF	Russell 1000® Invesco Dynamic Multifactor Index
Russell 2000® Dynamic Multifactor ETF	Russell 2000® Invesco Dynamic Multifactor Index

Note 2—Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Funds in preparation of their financial statements.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services—Investment Companies.

A.	Security Valuation — Securities, including restricted securities, are valued according to the following policies:

A security listed or traded on an exchange (except convertible securities) is generally valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded or, lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter (“OTC”) market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded, or at the final settlement price set by such exchange. Swaps and options not listed on an exchange are valued by an independent source. For purposes of determining NAV per Share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investment companies are valued using such company’s NAV per share, unless the shares are exchange-traded, in which case they are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on

31

quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Securities with a demand feature exercisable within one to seven days are valued at par. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts’) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the London world markets. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that Invesco Capital Management LLC (the “Adviser”), determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts (“ADRs”) and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value exchange-traded equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans, and unlisted equity securities.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith following procedures approved by the Board of Trustees. Issuer-specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Each Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors, including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Other Risks

Authorized Participant Concentration Risk. Only authorized participants (“APs”) may engage in creation or redemption transactions directly with each Fund. Each Fund has a limited number of institutions that may act as APs, and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that those APs will establish or maintain an active trading market for the Shares. This risk may be heightened to the extent that securities held by each Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with processing creation and/or redemption orders with respect to each Fund and no other AP is able to step forward to create or redeem Creation Units (as defined below), this may result in a significantly diminished trading market for Shares, which may be more likely to trade at a premium or discount to each Fund’s net asset value (“NAV”) and to face trading halts and/or delisting.

Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that each Fund holds. In addition, equity risk includes the risk that investor sentiment toward particular industries will become negative. The value of a company’s common stock may fall solely because of factors, such as an increase in production costs, that negatively impact other companies in the same region, industry or sector of the market. A company’s common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company’s products or services. For example, an adverse

32

event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.

Index Risk. Unlike many investment companies, each Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

Industry Concentration Risk. In following its methodology, each Underlying Index from time to time may be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. To the extent that each Underlying Index concentrates in the securities of issuers in a particular industry or industry group, each corresponding Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or industry group, each Fund may face more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, legislative or regulatory changes, adverse market conditions and/or increased competition within the industry or industry group. In addition, at times, such industry or industry group may be out of favor and underperform other industries, industry groups or the market as a whole.

Non-Correlation Risk. Each Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, each Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing each Fund’s securities holdings to reflect changes in the composition of its Underlying Index. In addition, the performance of each Fund and its Underlying Index may vary due to asset valuation differences and differences between each Fund’s portfolio and its Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Non-Diversified Fund Risk. Because each Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.

Portfolio Turnover Risk. Each Fund may engage in frequent trading of its portfolio securities in connection with the rebalancing or adjustment of the Underlying Index. A portfolio turnover rate of 200%, for example, is equivalent to each Fund buying and selling all of its securities two times during the course of a year. A high portfolio turnover rate (such as 100% or more) could result in high brokerage costs for each Fund. While a high portfolio turnover rate can result in an increase in taxable capital gains distributions to each Fund’s shareholders, the Fund will seek to utilize the in-kind creation and redemption mechanism (described below) to minimize realization of capital gains to the extent possible.

REIT Risk. For certain Funds, in addition to the risks pertaining to real estate investments more generally, REITs are subject to additional risks. The value of a REIT can depend on the structure of and cash flow generated by the REIT. REITs whose investments are concentrated in a limited number or type of properties, investments or narrow geographic area are subject to the risks affecting those properties or areas to a greater extent than a REIT with less concentrated investments. REITs are also subject to certain requirements under federal tax law. In addition, REITs may have expenses, including advisory and administration expenses, and each Fund and its shareholders will incur its pro rata share of the underlying expenses.

C.

Country Determination — For the purposes of presentation in the Schedules of Investments, the Adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include whether the Fund’s Underlying Index has made a country determination and may include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Foreign Currency Translations — The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds. Foreign investments may also subject the Funds to foreign government exchange restrictions, expropriation, taxation, or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

The Funds do not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Reported net realized foreign exchange gains and losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized exchange gains and losses arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

E.

Investment Transactions and Investment Income — Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale or disposition of securities are computed on the specific identified cost basis. Interest income is recorded on the accrual basis from settlement date. Pay-in-kind interest income and non-cash dividend income received in the form

33

of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Dividend income from REITs is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts. Realized gains, dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

The Funds may periodically participate in litigation related to each Fund’s investments. As such, the Funds may receive proceeds from litigation settlements. Any proceeds received are included in the Statements of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statements of Operations and the Statements of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights.

Transaction costs are included in the calculation of each Fund’s NAV and, accordingly, they reduce each Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statements of Operations and the Statements of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between each Fund and the Adviser.

F.

Accounting Estimates — The preparation of the financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including estimates and assumptions related to taxation. Actual results could differ from these estimates. In addition, the Funds monitor for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

G.

Dividends and Distributions to Shareholders — Each Fund declares and pays dividends from net investment income, if any, to its shareholders quarterly and records such dividends on ex-dividend date. Generally, each Fund distributes net realized taxable capital gains, if any, annually in cash and records them on ex-dividend date. Such distributions on a tax basis are determined in conformity with federal income tax regulations, which may differ from GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in such Fund’s financial statements as a tax return of capital at fiscal year-end.

H.

Expenses — Expenses of the Trust which are directly identifiable to a specific Fund are applied to that Fund. Expenses which are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of each Fund.

Each Fund has agreed to pay an annual unitary management fee to the Adviser. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for advisory fees, distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses.

I.

Federal Income Taxes — The Funds intend to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Funds file income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Funds’ tax return filings generally remains open for the three preceding fiscal reporting period ends. The Funds have analyzed their tax positions for the fiscal year ended June 30, 2019, including open tax years, and do not believe there are any uncertain tax positions requiring recognition in the Funds’ financial statements.

The tax components of capital shown in the following table represent distribution requirements the Funds must satisfy under the income tax regulations, losses the Funds may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Fund	Undistributed Net Investment Income	Undistributed Long-Term Gain	Capital Loss Carryforwards	Post-October Capital Losses	Net Unrealized Appreciation (Depreciation) Based on Cost of Securities and Other Investments for Federal Income Tax Purposes
ESG Revenue ETF	$29,738	$—	$—	$(533,022)	$2,203,417
Russell 1000® Dynamic Multifactor ETF	726,119	—	(23,265,662)	—	58,669,376
Russell 2000® Dynamic Multifactor ETF	22,419	—	(1,838,794)	—	482,196

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At June 30, 2019, the Funds have capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. Details of the capital loss carryforwards are included in the table below. Capital loss carryovers with no expiration, if any, must be utilized prior to those with expiration dates.

Fund	Short Term Post- Effective No Expiration	Long Term Post- Effective No Expiration	Total
ESG Revenue ETF	$—	$—	$—
Russell 1000® Dynamic Multifactor ETF	23,206,825	58,797	23,265,622
Russell 2000® Dynamic Multifactor ETF	1,739,576	99,218	1,838,794

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in these financial statements in accordance with U.S. GAAP. Also, due to timing of dividend and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Funds.

Accordingly, the following amounts have been reclassified for the reporting periods. Net assets of each Fund were unaffected by the reclassifications.

Fund	Increase (Decrease) to Paid-in-Capital	Increase (Decrease) to Accumulated Net Investment Income	Increase (Decrease) to Accumulated Net Realized Gain/Loss on Investments
ESG Revenue ETF	$1,329,456	$—	$(1,329,456)
Russell 1000® Dynamic Multifactor ETF	37,374,683	394	(37,375,077)
Russell 2000® Dynamic Multifactor ETF	1,016,213	180	(1,016,393)

The tax character of distributions paid during the reporting periods:

	Year Ended June 30, 2019			Period Ended June 30, 2018
Fund	Distributions Paid from Ordinary Income	Distributions Paid from Long-Term Capital Gains	Total	Distributions Paid from Ordinary Income	Distributions Paid from Long-Term Capital Gains	Total
ESG Revenue ETF	$668,150	$—	$668,150	$603,824	$—	$603,824
Russell 1000® Dynamic Multifactor ETF	8,357,048	—	8,357,048	143,972	—	143,972
Russell 2000® Dynamic Multifactor ETF	197,838	—	197,838	89,510	—	89,510

At June 30, 2019, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses on wash sales.

Fund	Federal Tax Cost of Securities	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
ESG Revenue ETF	$26,208,131	$3,658,494	$(1,455,077)	$2,203,417
Russell 1000® Dynamic Multifactor ETF	940,771,260	70,306,265	(11,636,889)	58,669,376
Russell 2000® Dynamic Multifactor ETF	11,913,425	1,074,093	(591,897)	482,196

J.

Distributions from Distributable Earnings — In accordance with the Securities and Exchange Commission’s issuance of Disclosure Update and Simplification, the Funds have presented the total, rather than the components of distributions to shareholders, except for tax return of capital distributions, if any, in the Statements of Changes in Net Assets.

For the year ended June 30, 2018, distributions from distributable earnings for each Fund consisted of distributions from net investment income.

Note 3—Investment Advisory Agreement and Other Agreements

The Trust has entered into an Investment Advisory Agreement with the Adviser on behalf of each Fund, pursuant to which the Adviser has overall responsibility for the selection and ongoing monitoring of each Fund’s investments, managing each Fund’s business affairs and providing certain clerical, bookkeeping and other administrative services. Pursuant to the Investment Advisory Agreement, each

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Fund accrues daily and pays monthly to the Adviser an annual unitary management fee equal to a percentage of its average daily net assets as follows:

Fund	Unitary Management Fees (as a % of Net Assets)
ESG Revenue ETF	0.40%
Russell 1000® Dynamic Multifactor ETF	0.29%
Russell 2000® Dynamic Multifactor ETF	0.39%

Prior to the Reorganization, the Predecessor Funds were managed by OFI Advisors, LLC (“OFI”) and each Predecessor Fund paid OFI an investment advisory fee calculated at the same annualized rates as disclosed above for each respective Fund.

Effective as of the Reorganization, the Adviser has agreed to waive a portion of each Fund’s unitary management fee to the extent necessary to prevent the operating expenses of each Fund (excluding interest expenses, brokerage commissions and other trading expenses, acquired fund fees and expenses, if any, taxes and litigation expenses, and extraordinary expenses) from exceeding the Fund’s unitary management fee through at least May 24, 2021.

Further, effective as of the Reorganization, through August 31, 2021, the Adviser has contractually agreed to waive a portion of each Fund’s management fee in an amount equal to 100% of the net advisory fees an affiliate of the Adviser receives that are attributable to certain of the Fund’s investments in money market funds managed by that affiliate (excluding investments of cash collateral from securities lending). The Adviser cannot discontinue this waiver prior to its expiration.

For the fiscal year ended June 30, 2019, the Adviser waived fees for each Fund in the following amounts:

Invesco ESG Revenue ETF	$8
Invesco Russell 1000® Dynamic Multifactor ETF	267
Invesco Russell 2000® Dynamic Multifactor ETF	2

The Trust has entered into a Distribution Agreement with Invesco Distributors, Inc. (the “Distributor”), which serves as the distributor of Creation Units for each Fund. The Distributor does not maintain a secondary market in the Shares. The Funds are not charged any fees pursuant to the Distribution Agreement. The Distributor is an affiliate of the Adviser. Prior to the Reorganization, the Board of Trustees for each Predecessor Fund adopted a distribution and service plan pursuant to Rule 12b-1 under the 1940 Act. Prior to the Reorganization, the Predecessor Fund paid no distribution fees to OppenheimerFunds Distributor, Inc.

The Trust has entered into service agreements whereby The Bank of New York Mellon (“BNYM”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as the administrator, custodian, fund accountant and transfer agent for each Fund. Prior to the Reorganization, BNYM served as administrator, custodian, fund accountant and transfer agent for each Predecessor Fund.

The Adviser has entered into licensing agreements on behalf of each Fund with index provider of each Fund’s respective Underlying Index (each, a “Licensor”).

Each Underlying Index name trademark is owned by its respective Licensor. These trademarks have been licensed to the Adviser for use by the Funds. Each Fund is entitled to use its Underlying Index pursuant to the Trust’s sub-licensing agreement with the Adviser. Prior to the Reorganization, each Underlying Index name trademark had been licensed to OFI Advisors, LLC for use by the corresponding Predecessor Fund. The Funds are not sponsored, endorsed, sold or promoted by the Licensor, and the Licensor makes no representation regarding the advisability of investing in any of the Funds.

Note 4—Investments in Affiliates

The Adviser and Invesco Mortgage Capital, Inc. are wholly-owned subsidiaries of Invesco Ltd. and therefore, Invesco Ltd. and Invesco Mortgage Capital, Inc. are considered to be affiliated with the Funds. The tables below show certain Funds’ transactions in, and earnings from, investments in affiliate (excluding affiliated money market funds) for the fiscal year ended June 30, 2019.

ESG Revenue ETF

	Value June 30, 2018	Purchases at cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value June 30, 2019	Dividend Income
Invesco Ltd.	$21,354	$14,525	$(9,296)	$(642)	$(4,049)	$21,892	$1,337

Russell 2000® Dynamic Multifactor ETF

	Value June 30, 2018	Purchases at cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value June 30, 2019	Dividend Income
Invesco Mortgage Capital, Inc.	$19,350	$22,832	$(27,039)	$1,669	$(918)	$15,894	$1,785

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Note 5—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.

Level 2 —

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 —

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of June 30, 2019, all of the securities in each Fund were valued based on Level 1 inputs (see the Schedules of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

Note 6—Securities Lending

For the period ended June 30, 2019, each Fund participated in securities lending. Each Fund loaned portfolio securities having a market value up to one-third of each Fund’s total assets. Such loans are secured by cash collateral equal to no less than 102% (105% for international securities) of the market value of the loaned securities determined daily by the securities lending provider. Cash collateral received in connection with these loans is generally invested in an affiliated money market fund and is shown as such on the Schedules of Investments. Each Fund bears the risk of loss with respect to the investment of collateral. It is the policy of these Funds to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, each Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to each Fund if, and to the extent that, the market value of the securities loaned were to increase, and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or each Fund. Upon termination, the borrower will return to each Fund the securities loaned and each Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. Each Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to each Fund. Some of these losses may be indemnified by the lending agent. Each Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to Counterparties, are included in Securities lending income on the Statements of Operations. The aggregate value of securities out on loan, if any, is shown on the Statements of Assets and Liabilities.

Note 7—Capital

Shares are issued and redeemed by the Funds only in creation unit size aggregations of 50,000 shares. Transactions are permitted on an in-kind basis, with a separate cash payment, which is balancing each component to equate the transaction to the net asset value per share of the Fund on the transaction date.

To the extent that the Funds permit transactions in exchange for Deposit Securities, each Fund may issue Shares in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 105% of the market value of the missing Deposit Securities. In accordance with the Trust’s Participant Agreement, Creation Units will be issued to an Authorized Participant, notwithstanding the fact that the corresponding Deposit Securities have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked-to-market daily) at least equal to 105%, which the Adviser may change from time to time, of the value of the missing Deposit Securities.

Certain transaction fees may be charged by the Funds for creations and redemptions, which are treated as increases in capital.

Transactions in each Fund’s Shares are disclosed in detail in the Statements of Changes in Net Assets.

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Note 8—Purchase & Sales of Securities

For the year ended June 30, 2019, the cost of securities purchased and proceeds from sales of securities, (other than short-term securities, U.S. Treasury obligations, money market funds and in-kind transactions, if any), were as follows:

Fund	Purchases	Sales
ESG Revenue ETF	$8,672,792	$8,937,627
Russell 1000® Dynamic Multifactor ETF	660,185,633	659,561,978
Russell 2000® Dynamic Multifactor ETF	23,126,353	23,326,161

For the year ended June 30, 2019, in-kind transactions associated with creations and redemptions were as follows:

Fund	Purchases	Sales
ESG Revenue ETF	$11,640,515	$7,085,577
Russell 1000® Dynamic Multifactor ETF	1,153,601,378	380,925,209
Russell 2000® Dynamic Multifactor ETF	9,028,854	10,242,838

Note 9—Trustees’ and Officer’s Fees

Trustees’ and Officer’s Fees include amounts accrued by the Funds to pay remuneration to the Independent Trustees and an Officer of the Trust. The Trustee who is an “interested person” of the Trust does not receive any Trustees’ Fees.

The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, each Independent Trustee who has executed a Deferred Fee Agreement (a “Participating Trustee”) may defer receipt of all or a portion of his compensation (“Deferral Fees”). Such Deferral Fees are deemed to be invested in select Invesco Funds. The Deferral Fees payable to the Participating Trustee are valued as of the date such Deferral Fees would have been paid to the Participating Trustee. The value increases with contributions or with increases in the value of the Shares selected, and the value decreases with distributions or with declines in the value of the Shares selected.

Obligations under the Plan represent unsecured claims against the general assets of the Funds.

Note 10—Indemnifications

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Each Independent Trustee is also indemnified against certain liabilities arising out of the performance of their duties to the Trust pursuant to an Indemnification Agreement between such trustee and the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust believes the risk of loss to be remote.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Invesco Exchange-Traded Self-Indexed Fund Trust and Shareholders of Invesco ESG Revenue ETF, Invesco Russell 1000® Dynamic Multifactor ETF and Invesco Russell 2000® Dynamic Multifactor ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds listed in the table below (three of the funds constituting Invesco Exchange-Traded Self-Indexed Fund Trust, hereafter collectively referred to as the “Funds”) as of June 30, 2019, the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the year ended June 30, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of June 30, 2019, the results of each of their operations, changes in each of their net assets and each of the financial highlights for the year ended June 30, 2019 in conformity with accounting principles generally accepted in the United States of America.

Fund Name	Predecessor Fund
Invesco ESG Revenue ETF	Oppenheimer ESG Revenue ETF
Invesco Russell 1000® Dynamic Multifactor ETF	Oppenheimer Russell 1000® Dynamic Multifactor ETF
Invesco Russell 2000® Dynamic Multifactor ETF	Oppenheimer Russell 2000® Dynamic Multifactor ETF

The financial statements of the Predecessor Funds as of and for the year or period ended June 30, 2018 and the financial highlights for each of the periods ended on or prior to June 30, 2018 (not presented herein, other than the statements of changes in net assets and the financial highlights) were audited by other auditors whose report dated August 28, 2018 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

Chicago, Illinois

August 23, 2019

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not determined the specific year we began serving as auditor.

39

Independent Registered Public Accounting Firm

Independent Registered Public Accounting Firm

The Audit Committee of the Board of Trustees appointed, and the Board of Trustees ratified and approved, PricewaterhouseCoopers LLP (“PWC”) as the independent registered public accounting firm of the Fund for the fiscal periods ending after May 24, 2019. Prior to the close of business on May 24, 2019, the Predecessor Fund was a separate series of an unaffiliated investment company and its financial statements were audited by a different independent registered public accounting firm (the “Prior Auditor”).

Effective after the close of business on May 24, 2019, the Prior Auditor resigned as the independent registered public accounting firm of the Fund. The Prior Auditor’s report on the financial statements of the Predecessor Fund for the past two fiscal years did not contain an adverse or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the Predecessor Fund’s two most recent fiscal years and through the close of business on May 24, 2019, there were no (1) disagreements with the Prior Auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the Prior Auditor’s satisfaction, would have caused it to make reference to that matter in connection with its report; or (2) “reportable events,” as that term is defined in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

40

Calculating your ongoing Fund expenses

Example

As a shareholder of a Fund of the Invesco Exchange-Traded Self-Indexed Fund Trust, you incur you incur a unitary management fee. In addition to the unitary management fee, a shareholder may pay distribution fees, if any, brokerage expenses, taxes, interest, including acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended June 30, 2019.

Actual Expenses

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed annualized rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as sales charges and brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by the Fund. If transaction costs and indirect expenses were included, your costs would have been higher.

	Beginning Account Value January 1, 2019	Ending Account Value June 30, 2019	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
Invesco ESG Revenue ETF
Actual	$1,000.00	$1,140.05	0.40%	2.12
Hypothetical (5% return before expenses)	1,000.00	1,022.81	0.40	2.01
Invesco Russell 1000® Dynamic Multifactor ETF
Actual	1,000.00	1,191.81	0.29	1.58
Hypothetical (5% return before expenses)	1,000.00	1,023.36	0.29	1.45
Invesco Russell 2000® Dynamic Multifactor ETF
Actual	1,000.00	1,162.55	0.39	2.09
Hypothetical (5% return before expenses)	1,000.00	1,022.86	0.39	1.96

(1)

Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six-month period ended June 30, 2019. Expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value for the period, then multiplying the result by 181/365. Expense ratios for the most recent six-month period may differ from expense ratios based on the annualized data in the Financial Highlights.

41

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

Each Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended June 30, 2019:

	Qualified Business Income*	Qualified Dividend Income*	Corporate Dividends-Received Deduction*
Invesco ESG Revenue ETF	0%	100%	100%
Invesco Russell 1000® Dynamic Multifactor ETF	0%	100%	97%
Invesco Russell 2000® Dynamic Multifactor ETF	18%	82%	81%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

42

Proxy Results

A Special Meeting (“Meeting”) of Shareholders of Invesco ESG Revenue ETF was held on April 12, 2019. The Meeting was held for the following purpose:

(1)	Approval of an Agreement and Plan of Reorganization that provides for the reorganization of Oppenheimer ESG Revenue ETF into Invesco ESG Revenue ETF.

The results of the voting on the above matter was as follows:

Matter	Votes For	Votes Against	Votes Abstain	Broker Non-Votes
(1) Approval of an Agreement and Plan of Reorganization.	603,328	366	695	0

A Special Meeting (“Meeting”) of Shareholders of Invesco Russell 1000® Dynamic Multifactor ETF was held on April 12, 2019. The Meeting was held for the following purpose:

(1)	Approval of an Agreement and Plan of Reorganization that provides for the reorganization of Oppenheimer Russell 1000® Dynamic Multifactor ETF into Invesco Russell 1000® Dynamic Multifactor ETF.

The results of the voting on the above matter was as follows:

Matter	Votes For	Votes Against	Votes Abstain	Broker Non-Votes
(1) Approval of an Agreement and Plan of Reorganization.	8,613,580	577	3,035	0

A Special Meeting (“Meeting”) of Shareholders of Invesco Russell 2000® Dynamic Multifactor ETF was held on April 12, 2019. The Meeting was held for the following purpose:

(1)	Approval of an Agreement and Plan of Reorganization that provides for the reorganization of Oppenheimer Russell 2000® Dynamic Multifactor ETF into Invesco Russell 2000® Dynamic Multifactor ETF.

The results of the voting on the above matter was as follows:

Matter	Votes For	Votes Against	Votes Abstain	Broker Non-Votes
(1) Approval of an Agreement and Plan of Reorganization.	403,268	22	1,000	0

43

Trustees and Officers

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by each Independent Trustee and the other directorships, if any, held by each Independent Trustee are shown below.

As of June 30, 2019

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Ronn R. Bagge—1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice Chairman of the Board; Chairman of the Nominating and Governance Committee and Trustee	Vice Chairman since 2018; Chairman of the Nominating and Governance Committee and Trustee since 2016	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly, Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider).	246	Trustee and Investment Oversight Committee member, Mission Aviation Fellowship (2017–Present)

Todd J. Barre—1957 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2016	Assistant Professor of Business, Trinity Christian College (2010-2016); formerly, Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank.	246	None

Edmund P. Giambastiani, Jr.—1948 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700, Downers Grove, IL 60515	Trustee	Since 2019	President of Giambastiani Group LLC (national security and energy consulting) (2007-Present); Director of The Boeing Company (2009-Present); Trustee of MITRE Corporation (federally-funded research development) (2008-Present); Director of THL Credit, Inc. (2016-Present) (alternative credit investment manager); Trustee of the U.S. Naval Academy Foundation Athletic & Scholarship Program (2010-Present); Advisory Board Member of the Massachusetts Institute of Technology Lincoln Laboratory (federally-funded research development) (2010-Present); Defense Advisory Board Member Lawrence Livermore National Laboratory (2013-present); formerly, Chairman of Monster	153	Trustee, certain funds in the Oppenheimer Funds complex (2013-2019); Director of Mercury Defense Systems Inc. (information technology) (2011-2013); Independent Director of QinetiQ Group Plc (defense technology and

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

44

Trustees and Officers (continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
			Worldwide, Inc. (career services) (2015- 2016), Director of Monster Worldwide, Inc. (2008-2011); Lead Director (2011-2015); Advisory Board Member of the Maxwell School of Citizenship and Public Affairs of Syracuse University (2012-2016); United States Navy, career nuclear submarine officer (1970-2007); Seventh Vice Chairman of the Joint Chiefs of Staff (2005-2007); first NATO Supreme Allied Commander Transformation (2003-2005) and Commander, U.S. Joint Forces Command (2002-2005).		security) (2008- 2011); Chairman of Alenia North America, Inc. (military and defense products) (2008-2009); Director of SRA International, Inc. (information technology and services) (2008-2011).

Victoria J. Herget—1951 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700, Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978) of Zurich Scudder Investments (investment adviser) (and its predecessor firms).	153	Trustee (2000-Present) and Chair (2010-2017) of Newberry Library; Trustee, Mather LifeWays (2001-Present); formerly, Board Chair (2008-2015) and Director (2004-2018) of United Educators; Trustee, certain funds in the Oppenheimer Funds complex (2012-2019); Independent Director of the First American Funds (2003-2011); Trustee, Chikaming Open Lands (2014-present); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007),

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

45

Trustees and Officers (continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
					Investment Committee Chair (1994- 1999) and Investment Committee member (2007-2010) of Wellesley College; Trustee, BoardSource (2006-2009) and Chicago City Day School (1994-2005).

Marc M. Kole—1960 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Audit Committee and Trustee	Chairman of the Audit Committee and Trustee since 2016	Senior Director of Finance, By The Hand Club for Kids (not-for-profit) (2015-Present); formerly, Chief Financial Officer, Hope Network (social services) (2008-2012); Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008); Regional Chief Financial Officer, United Healthcare (2005); Chief Accounting Officer, Senior Vice President of Finance, Oxford Health Plans (2000-2004); Audit Partner, Arthur Andersen LLP (1996-2000).	246	Treasurer (2018-Present), Finance Committee Member (2015-Present) and Audit Committee Member (2015), Thornapple Evangelical Covenant Church; formerly, Board and Finance Committee Member (2009-2017) and Treasurer (2010-2015, 2017), NorthPointe Christian Schools.

Yung Bong Lim—1964 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Investment Oversight Committee	Chairman of the Investment Oversight Committee	Managing Partner, RDG Funds LLC (real estate) (2008-Present); formerly, Managing Director, Citadel LLC (1999-2007).	246	Advisory Board Member of Performance Trust Capital Partners (2008-

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

46

Trustees and Officers (continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
	and Trustee	and Trustee since 2016			Present); Board Director of Beacon Power Services (2019-Present).

Joanne Pace—1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700, Downers Grove, IL 60515	Trustee	Since 2019

Senior Advisor of SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer of Morgan Stanley Investment Management (2006-2010); Partner and Chief Operating Officer of FrontPoint Partners, LLC (alternative investments) (2005-2006); Credit Suisse (investment banking), Managing Director (2003-2005), Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003-2004); Morgan Stanley, Managing Director (1997-2003), Controller and Principal Accounting Officer (1999-2003); Chief Financial Officer (temporary assignment) for the Oversight Committee, Long

Term Capital Management (1998-1999).

				153	Board Director of Horizon Blue Cross Blue Shield of New Jersey (2012-Present); Advisory Board Director of The Alberleen Group LLC (2012-Present); Governing Council Member (2016-Present) and Chair of Education Committee (2017-Present) of Independent Directors Council (IDC); Board Member of 100 Women in Finance (2015-Present); Advisory Council Member of Morgan Stanley Children’s Hospital (2012-Present); formerly, Trustee, certain funds in the Oppenheimer Funds complex (2012-2019); Lead Independent Director and Chair of the Audit and

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

47

Trustees and Officers (continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
					Nominating Committee of The Global Chartist Fund, LLC of Oppenheimer Asset Management (2011-2012); Board Director of Managed Funds Association (2008-2010); Board Director of Morgan Stanley Foundation (2007-2010) and Investment Committee Chair (2008-2010).

Gary R. Wicker—1961 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2016	Senior Vice President of Global Finance and Chief Financial Officer at RBC Ministries (publishing company) (2013-Present); formerly, Executive Vice President and Chief Financial Officer, Zondervan Publishing (a division of Harper Collins/NewsCorp) (2007-2012); Senior Vice President and Group Controller (2005-2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999), divisions of The Thomson Corporation (information services provider); Senior Audit Manager (1994-1997), PricewaterhouseCoopers LLP.	246	Board Member and Treasurer, Our Daily Bread Ministries Canada (2015-Present); Board and Finance Committee Member, West Michigan Youth For Christ (2010-Present).

Donald H. Wilson—1959 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Board and Trustee	Chairman and Trustee since 2016	Chairman, President and Chief Executive Officer, McHenry Bancorp Inc. and McHenry Savings Bank (subsidiary) (2018-Present); Chairman and Chief Executive Officer, Stone Pillar Advisors, Ltd. (advisory services to the financial sector) (2010-Present); formerly, President and Chief Executive Officer, Stone Pillar Investments,	246	Director, Penfield Children’s Center (2004-present); Board Chairman, Gracebridge

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

48

Trustees and Officers (continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
			Ltd. (2016-2018); Chairman, President and Chief Executive Officer, Community Financial Shares, Inc. and Community Bank—Wheaton/Glen Ellyn (subsidiary) (2013-2015); Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006).		Alliance, Inc. (2015-present).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

49

Trustees and Officers (continued)

The Interested Trustee and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by the Interested Trustee and the other directorships, if any, held by the Interested Trustee are shown below.

Name, Address and Year of Birth of Interested Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Interested Trustee	Other Directorships Held by Interested Trustee During the Past 5 Years
Kevin M. Carome—1956 Invesco Ltd. Two Peachtree Pointe, 1555 Peachtree St., N.E., Suite 1800 Atlanta, GA 30309	Trustee	Since 2015	Senior Managing Director, Secretary and General Counsel, Invesco Ltd. (2007-Present); Director, Invesco Advisers, Inc. (2009-Present); Director (2006-Present) and Executive Vice President (2008-Present), Invesco North American Holdings, Inc.; Executive Vice President (2008-Present), Invesco Investments (Bermuda) Ltd.; Manager, Horizon Flight Works LLC; Director, Invesco Finance PLC (2011-Present); Director and Secretary (2012-Present), Invesco Services (Bahamas) Private Limited; and Executive Vice President (2014-Present), INVESCO Asset Management (Bermuda) Ltd.; formerly, Director, INVESCO Asset Management (Bermuda) Ltd. (2014-2019); Director and Executive Vice President, Invesco Finance, Inc. (2011-2018); Director (2006-2018) and Executive Vice President (2008-2018), Invesco Group Services, Inc., Invesco Holding Company (US), Inc.; Director, Invesco Holding Company Limited (2007-2019); Director and Chairman, INVESCO Funds Group, Inc., Senior Vice President, Secretary and General Counsel, Invesco Advisers, Inc. (2003-2006); Director, Invesco Investments (Bermuda) Ltd. (2008-2016); Senior Vice President and General Counsel, Liberty Financial Companies, Inc. (2000-2001); General Counsel of certain investment management subsidiaries of Liberty Financial Companies, Inc. (1998-2000); Associate General Counsel, Liberty Financial Companies, Inc. (1993-1998); Associate, Ropes & Gray LLP.	246	None

*	This is the date the Interested Trustee began serving the Trust. The Interested Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

50

Trustees and Officers (continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Daniel E. Draper—1968 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	President and Principal Executive Officer	Since 2016	Chief Executive Officer, Manager and Principal Executive Officer, Invesco Specialized Products, LLC (2018-Present); President and Principal Executive Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2015-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Chief Executive Officer and Principal Executive Officer (2016-Present) and Managing Director (2013-Present), Invesco Capital Management LLC; Senior Vice President, Invesco Distributors, Inc. (2014-Present); formerly, Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2013-2015) and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2015); Managing Director, Credit Suisse Asset Management (2010-2013) and Lyxor Asset Management/Societe Generale (2007-2010).

Kelli Gallegos—1970 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President and Treasurer	Since 2018	Assistant Treasurer, Invesco Specialized Products, LLC (2018-Present); Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2018-Present); Principal Financial and Accounting Officer-Pooled Investments, Invesco Capital Management LLC (2018-Present); Vice President, Principal Financial Officer (2016-Present) and Assistant Treasurer (2008-Present), The Invesco Funds; formerly, Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2012-2018), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2018) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-2018); Assistant Treasurer, Invesco Capital Management LLC (2013-2018); and Assistant Vice President, The Invesco Funds (2008-2016).

Peter Hubbard—1981 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2016	Vice President, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2009-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Vice President and Director of Portfolio Management, Invesco Capital Management LLC (2010-Present); formerly, Vice President of Portfolio Management, Invesco Capital Management LLC (2008-2010); Portfolio Manager, Invesco Capital Management LLC (2007-2008); Research Analyst, Invesco Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005).

Sheri Morris—1964 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2016	President and Principal Executive Officer, The Invesco Funds (2016-Present); Treasurer, The Invesco Funds (2008-Present); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2009-Present) and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2012-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); formerly, Vice President and Principal Financial Officer, The Invesco Funds (2008-2016); Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2011-2013); Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital

*	This is the date each Officer began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

51

Trustees and Officers (continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

Anna Paglia—1974 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Secretary	Since 2015	Secretary, Invesco Specialized Products, LLC (2018-Present); Secretary, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2011-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2015-Present); Head of Legal (2010-Present) and Secretary (2015-Present), Invesco Capital Management LLC; Manager and Assistant Secretary, Invesco Indexing LLC (2017-Present); formerly, Partner, K&L Gates LLP (formerly, Bell Boyd & Lloyd LLP) (2007-2010); Associate Counsel at Barclays Global Investors Ltd. (2004-2006).

Rudolf E. Reitmann—1971 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2016	Head of Global Exchange Traded Funds Services, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2013-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Head of Global Exchange Traded Funds Services, Invesco Capital Management LLC (2013-Present); Vice President, Invesco Capital Markets, Inc. (2018-Present).

David Warren—1957 Invesco Canada Ltd. 5140 Yonge Street, Suite 800 Toronto, Ontario M2N 6X7	Vice President	Since 2016	Manager, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, and Invesco Actively Managed Exchange-Traded Fund Trust (2009-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Senior Vice President, Invesco Advisers, Inc. (2009-Present); Director, Invesco Inc. (2009-Present); Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) (2011-Present); Chief Administrative Officer, North American Retail, Invesco Ltd. (2007-Present); Director, Invesco Corporate Class Inc. (2014-Present); Director, Invesco Global Direct Real Estate Feeder GP Ltd. (2015-Present); Director, Invesco Canada Holdings Inc. (2002-Present); Director, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée and Trimark Investments Ltd./Placements Trimark Ltée (2014-Present); Director, Invesco IP Holdings (Canada) Ltd. (2016-Present); Director, Invesco Global Direct Real Estate GP Ltd. (2015-Present); formerly, Managing Director—Chief Administrative Officer, Americas, Invesco Capital Management LLC (2013-2019); Senior Vice President, Invesco Management Group, Inc. (2007-2018); Executive Vice President and Chief Financial Officer, Invesco Inc. (2009-2015); Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) (2000-2011).

Melanie Zimdars—1976 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chief Compliance Officer	Since 2017	Chief Compliance Officer, Invesco Specialized Products, LLC (2018-Present); Chief Compliance Officer, Invesco Capital Management LLC (2017-Present); Chief Compliance Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2017-Present); formerly, Vice President and Deputy Chief Compliance Officer at ALPS Holding, Inc. (2009-2017); Mutual Fund Treasurer/Chief Financial Officer at Wasatch Advisors, Inc. (2005-2008); Compliance Officer, U.S. Bancorp Fund Services, LLC (2001-2005).

*	This is the date each Officer began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

52

Trustees and Officers (continued)

Availability of Additional Information About the Trustees

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request at (800) 983-0903.

53

Board Considerations Regarding Approval of Investment Advisory Agreement

Board Considerations Regarding Approval of Investment Advisory Agreement for

Invesco ESG Revenue ETF

Invesco Russell 1000® Dynamic Multifactor ETF

Invesco Russell 2000® Dynamic Multifactor ETF

At a meeting held on December 12, 2018, the Board of Trustees of the Invesco Exchange-Traded Self-Indexed Fund Trust (the “Trust”), including the Independent Trustees, approved the Investment Advisory Agreement (the “Agreement”) between Invesco Capital Management LLC (the “Adviser”) and the Trust for the Invesco ESG Revenue ETF, Invesco Russell 1000® Dynamic Multifactor ETF and Invesco Russell 2000® Dynamic Multifactor ETF (each, a “Fund” and collectively, the “Funds”).

The Trustees reviewed information provided by the Adviser describing: (i) the nature, extent and quality of services to be provided, (ii) the proposed unitary advisory fee for each Fund and comparisons to amounts paid by other comparable registered investment companies, (iii) the extent to which economies of scale may be realized as each Fund grows, (iv) whether the fee levels reflect any possible economies of scale for the benefit of Fund shareholders, and (v) any benefits to be realized by the Adviser from its relationship with each Fund.

The Trustees noted that each Fund was created in connection with the purchase by Invesco Ltd. of OppenheimerFunds, Inc. and its subsidiaries, from Massachusetts Mutual Life Insurance Company (the “Transaction”) and that each Fund was structured substantially similar to a corresponding Oppenheimer ETF, including the unitary advisory fee, that would be reorganized into the Fund in connection with the Transaction.

Nature, Extent and Quality of Services. In evaluating the nature, extent and quality of the Adviser’s services, the Trustees reviewed information concerning the functions to be performed by the Adviser for each Fund, information describing the Adviser’s current organization and staffing, including operational support that would be provided by the Adviser’s parent organization, Invesco Ltd., and the background and experience of the persons who will be responsible for the day-to-day management of the Funds, and they considered the quality of services provided by the Adviser to other exchange-traded funds (“ETFs”). The Trustees also reviewed information related to the Adviser’s portfolio transaction policies and procedures, as well as reports on the correlation and tracking error between the underlying indexes and the performance of other ETFs for which the Adviser serves as investment adviser.

The Trustees also considered the services to be provided by the Adviser in its oversight of the Funds’ administrator, custodian and transfer agent. They noted the significant amount of time, effort and resources that had been devoted to this oversight function for the other ETFs and that was expected to be provided for each Fund.

The Trustees also considered information provided by the Adviser regarding the resources added in recent years to maintain and enhance the services provided to the Funds and all other Invesco ETFs.

Based on their review, the Trustees concluded that the nature, extent and quality of the services to be provided by the Adviser to each Fund under the Agreement were expected to be appropriate and reasonable.

Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by the Adviser on each Fund’s proposed unitary advisory fee, as compared to information compiled by the Adviser from Lipper Inc. (“Lipper”) databases on the median net expense ratios of comparable passive ETFs, open-end (non-ETF) index funds and open-end (non-ETF) actively managed funds. The Trustees also considered fee and expense data on Adviser-identified selected peers. The Trustees noted that the fee data provided by the Adviser included one Adviser-identified selected peer for Invesco Russell 1000® Dynamic Multifactor ETF.

54

Board Considerations Regarding Approval of Investment Advisory Agreement (continued)

The Trustees noted that the proposed annual advisory fee to be charged to each Fund was a unitary fee, and that the Adviser has agreed to pay all other expenses of each Fund except for the fee payment under the Agreement, payments under the Fund’s 12b-1 plan, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses. The Trustees noted each Fund’s proposed unitary advisory fee as compared to the median net expense ratio of its peer groups and select peer group as shown below:

Fund	ETF Peer Group (Number of Peers)	Open-End Index Fund Peer Group (Number of Peers)	Open-End Active Fund Peer Group (Number of Peers)	Select Peer Group (Number of Peers)
Invesco ESG Revenue ETF	Higher than median (12)	Lower than median (10)	Lower than median (105)	Higher than median (4)
Invesco Russell 1000® Dynamic Multifactor ETF	Higher than median (36)	Same as median (24)	Lower than median (182)	Higher than median (1)
Invesco Russell 2000® Dynamic Multifactor ETF	Higher than median (32)	Higher than median (31)	Lower than median (257)	Higher than median (3)

The Trustees considered each Fund’s proposed unitary advisory fee in light of the administrative, operational and management oversight services to be provided by the Adviser. The Board concluded that the unitary advisory fee to be charged to each Fund is reasonable and appropriate in light of the services expected to be provided by the Adviser.

In conjunction with their review of the unitary advisory fee, the Trustees considered that the Adviser did not provide a profitability analysis for the Adviser in managing the Funds because the Funds had not yet commenced operations. However, the Trustees noted other information the Board received at its April 2018 meeting on the Adviser’s overall profitability from its relationship with other ETFs for which it serves as investment adviser.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. The Trustees reviewed the information provided by the Adviser as to the extent to which economies of scale may be realized as each Fund grows and whether fee levels reflect economies of scale for the benefit of shareholders. The Trustees noted that any reduction in fixed costs associated with the management of each Fund would be enjoyed by the Adviser, but that a unitary advisory fee provides a level of certainty in expenses for each Fund. The Trustees considered whether the proposed unitary advisory fee rate for each Fund is reasonable in relation to the proposed services and product strategy of each Fund, and they concluded that the unitary advisory fee was reasonable and appropriate.

Fall-Out Benefits. The Trustees noted that the Adviser had not identified any further benefits that it would derive from its relationships with each Fund, and had noted that it does not have any soft-dollar arrangements. The Trustees considered that an affiliate of the Adviser, Invesco Indexing LLC, would serve as the index provider for each Fund and would be paid a licensing fee by the Adviser.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the Agreement for each Fund. No single factor was determinative in the Board’s analysis.

55

Proxy Voting Policies and Procedures

A description of the Trust’s proxy voting policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 983-0903. This information is also available on the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov.

Information regarding how each Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request, by (i) calling (800) 983-0903; or (ii) accessing the Trust’s Form N-PX on the Commission’s website at www.sec.gov.

Quarterly Portfolios

The Trust files its complete schedule of portfolio holdings for the Funds with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Frequency Distribution of Discounts and Premiums

A table showing the number of days the market price of each Fund’s shares was greater than the Fund’s net asset value, and the number of days it was less than the Fund’s net asset value (i.e., premium or discount) for the most recently completed calendar year, and the calendar quarters since that year end (or the life of the Fund, if shorter) may be found at the Fund’s website at www.invesco.com.

©2019 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	O-ESG-AR-1	invesco.com/ETFs

Item 2.	Code of Ethics.

The Registrant has adopted a Code of Ethics that applies to the Registrant’s principal executive officer and principal financial officer. This Code is filed as an exhibit to this report on Form N-CSR under Item 12(a)(1). No substantive amendments to this Code were made during the reporting period. There were no waivers for the fiscal year ended June 30, 2019.

Item 3.	Audit Committee Financial Expert.

The Registrant’s Board of Trustees (the “Board”) has determined that the Registrant has four “audit committee financial experts” serving on its audit committee (the “Audit Committee”): Mr. Marc M. Kole, Ms. Joanne Pace, Mr. Gary R. Wicker and Mr. Donald H. Wilson. Each of these Audit Committee members is “independent,” meaning that he is not an “interested person” of the Registrant (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) and he or she does not accept any consulting, advisory, or other compensatory fee from the Registrant (except in his or her capacity as a Board or committee member).

An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that person has any greater duties, obligations, or liability than those imposed on a person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the Audit Committee or the Board.

Item 4.	Principal Accountant Fees and Services.

(a) to (d)

Fees Billed by PwC to the Registrant

PricewaterhouseCoopers LLP (“PwC”), the Registrant’s independent registered public accounting firm, billed the series of the Registrant with a fiscal year-end of June 30, 2019 (each a “Fund”) aggregate fees for services rendered to these Funds as shown in the following table. Each Fund is newly organized and was created, respectively, for the purpose of acquiring the assets and liabilities of a corresponding predecessor fund (each, a “Reorganization”). Each Reorganization was consummated after the close of business on May 24, 2019, prior to which each Fund had not yet commenced operations. Accordingly, the information shown in the following table has been provided for the period since each Fund’s commencement of operations. The Audit Committee pre-approved all audit and non-audit services provided to the Funds.

Fees Billed by PwC for Services Rendered to the Funds for fiscal year end 2019
Audit Fees	$36,720
Audit-Related Fees	$0
Tax Fees(1)	$21,000
All Other Fees	$0

Total Fees	$57,720

(1)	Tax Fees for the fiscal year ended June 30, 2019 include fees billed for reviewing tax returns, 2018 excise tax returns and excise tax distributions calculations.

Fees Billed by PwC Related to Invesco and Invesco Affiliates

PwC billed Invesco Capital Management LLC (“Invesco” or “Adviser”), each Fund’s investment adviser, and any entity controlling, controlled by or under common control with Invesco that provides ongoing services to each Fund (“Affiliates”), aggregate fees for pre-approved non-audit services rendered to Invesco and Affiliates for the period since each Fund’s commencement of operations as shown in the following table. The Audit Committee pre-approved all non-audit services provided to Invesco and Affiliates that were required to be pre-approved.

Fees Billed for Non- Audit Services Rendered to Invesco and Affiliates for fiscal year end 2019 That Were Required to be Pre-Approved by the Registrant’s Audit Committee
Audit-Related Fees(1)	$690,000
Tax Fees	$0
All Other Fees	$0

Total Fees	$690,000

(1)	Audit-Related fees for the year end 2019 include fees billed related to reviewing controls at a service organization.

(e)(1) Audit Committee Pre Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Policies and Procedures

As Adopted by the Audit Committee of the Invesco ETFs

Applicable to	Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (collectively the “Funds”)

Risk Addressed by Policy	Approval of Audit and Non-Audit Services

Relevant Law and Other Sources	Sarbanes-Oxley Act of 2002; Regulation S-X.

Last Reviewed by Compliance for Accuracy	June 15, 2018

Approved/Adopted Date	June 2009

Statement of Principles

Under the Sarbanes-Oxley Act of 2002 and rules adopted by the Securities and Exchange Commission (“SEC”) (“Rules”), the Audit Committee of the Funds’ (the “Audit Committee”) Board of Trustees (the “Board”) is responsible for the appointment, compensation and oversight of the work of independent accountants (an “Auditor”). As part of this responsibility and to assure that the Auditor’s independence is not impaired, the Audit Committee pre-approves the audit and non-audit services provided to the Funds by each Auditor, as well as all non-audit services provided by the Auditor to the Funds’ investment adviser and to affiliates of the adviser that provide ongoing services to the Funds (“Service Affiliates”) if the services directly impact the Funds’ operations or financial reporting. The SEC Rules also specify the types of services that an Auditor may not provide to its audit client. The following policies and procedures comply with the requirements for pre-approval and provide a mechanism by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.

Proposed services either may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”) or require the specific pre-approval of the Audit Committee (“specific pre-approval”). As set forth in these policies and procedures, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee. Additionally, any fees exceeding 110% of estimated pre-approved fee levels provided at the time the service was pre-approved will also require specific approval by the Audit Committee before payment is made. The Audit Committee will also consider the impact of additional fees on the Auditor’s independence when determining whether to approve any additional fees for previously pre-approved services.

The Audit Committee will annually review and generally pre-approve the services that may be provided by each Auditor without obtaining specific pre-approval from the Audit Committee. The term of any general pre-approval runs from the date of such pre-approval through June 30th of the following year, unless the Audit Committee considers a different period and states otherwise. The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of these policies and procedures is to set forth the guidelines to assist the Audit Committee in fulfilling its responsibilities.

Delegation

The Chairman of the Audit Committee (or, in his or her absence, any member of the Audit Committee) may grant specific pre-approval for non-prohibited services. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

Audit Services

The annual Audit services engagement terms will be subject to specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures such as tax provision work that is required to be performed by the independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committee will obtain, review and consider sufficient information concerning the proposed Auditor to make a reasonable evaluation of the Auditor’s qualifications and independence.

In addition to the annual Audit services engagement, the Audit Committee may grant either general or specific pre-approval of other Audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services such as issuing consents for the inclusion of audited financial statements with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

Non-Audit Services

The Audit Committee may provide either general or specific pre-approval of any non-audit services to the Funds and its Service Affiliates if the Audit Committee believes that the provision of the service will not impair the independence of the Auditor, is consistent with the SEC’s Rules on auditor independence, and otherwise conforms to the Audit Committee’s general principles and policies as set forth herein.

Audit-Related Services

“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Funds’ financial statements or that are traditionally performed by the independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; and assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities.

Tax Services

“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committee will scrutinize carefully the retention of the Auditor in connection with a transaction initially recommended by the Auditor, the major business purpose of which may be tax avoidance or the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisors as necessary to ensure the consistency of Tax services rendered by the Auditor with the foregoing policy.

No Auditor shall represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.

Under rules adopted by the Public Company Accounting Oversight Board and approved by the SEC, in connection with seeking Audit Committee pre-approval of permissible Tax services, the Auditor shall:

1. Describe in writing to the Audit Committee, which writing may be in the form of the proposed engagement letter:

a.

The scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the Fund, relating to the service; and

b.

Any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor and any person (other than the Fund) with respect to the promoting, marketing, or recommending of a transaction covered by the service;

2. Discuss with the Audit Committee the potential effects of the services on the independence of the Auditor; and

3. Document the substance of its discussion with the Audit Committee.

All Other Auditor Services

The Audit Committee may pre-approve non-audit services classified as “All other services” that are not categorically prohibited by the SEC, as listed in Exhibit 1 to this policy.

Pre-Approval Fee Levels or Established Amounts

Pre-approval of estimated fees or established amounts for services to be provided by the Auditor under general or specific pre-approval policies will be set periodically by the Audit Committee. Any proposed fees exceeding 110% of the maximum estimated pre-approved fees or established amounts for pre-approved audit and non-audit services will be reported to the Audit Committee at the quarterly Audit Committee meeting and will require specific approval by the Audit Committee before payment is made. The Audit Committee will always factor in the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services and in determining whether to approve any additional fees exceeding 110% of the maximum pre-approved fees or established amounts for previously pre-approved services.

Procedures

On an annual basis, the Auditor will submit to the Audit Committee for general pre-approval, a list of non-audit services that the Funds or Service Affiliates of the Funds may request from the Auditor. The list will describe the non-audit services in reasonable detail and will include an estimated range of fees and such other information as the Audit Committee may request.

Each request for services to be provided by the Auditor under the general pre-approval of the Audit Committee will be submitted to the Funds’ Treasurer (or his or her designee) and must include a detailed description of the services to be rendered. The Treasurer or his or her designee will ensure that such services are included within the list of services that have received the general pre-approval of the Audit Committee.

Each request to provide services that require specific approval by the Audit Committee shall be submitted to the Audit Committee jointly by the Funds’ Treasurer or his or her designee and the Auditor, and must include a joint statement that, in their view, such request is consistent with the pre-approval policies and procedures and the SEC Rules.

Each request to provide Tax services under either the general or specific pre-approval of the Audit Committee will describe in writing: (i) the scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the audit client, relating to the service; and (ii) any compensation arrangement or other agreement between the Auditor and any person (other than the audit client) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will discuss with the Audit Committee the potential effects of the services on the Auditor’s independence and will document the substance of the discussion.

Non-audit services pursuant to the de minimis exception provided by the SEC Rules will be promptly brought to the attention of the Audit Committee for approval, including documentation that each of the conditions for this exception, as set forth in the SEC Rules, has been satisfied.

On at least an annual basis, the Auditor will prepare a summary of all the services provided to any entity in the investment company complex as defined in section 2-01(f)(14) of Regulation S-X in sufficient detail as to the nature of the engagement and the fees associated with those services.

The Audit Committee has designated the Funds’ Treasurer to monitor the performance of all services provided by the Auditor and to ensure such services are in compliance with these policies and procedures. The Funds’ Treasurer will report to the Audit Committee on a periodic basis as to the results of such monitoring. Both the Funds’ Treasurer and management will immediately report to the Chairman of the Audit Committee any breach of these policies and procedures that comes to the attention of the Funds’ Treasurer or senior management.

Adopted:      June 26, 2009

Amended:    June 15, 2018

Exhibit 1 to Pre-Approval of Audit and Non-Audit Services Policies and Procedures

Conditionally Prohibited Non-Audit Services (not prohibited if the Fund can reasonably conclude that the results of the service would not be subject to audit procedures in connection with the audit of the Fund’s financial statements)

•	Bookkeeping or other services related to the accounting records or financial statements of the audit client

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

Categorically Prohibited Non-Audit Services

•	Management functions

•	Human resources

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

•	Any service or product provided for a contingent fee or a commission

•	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance

•	Tax services for persons in financial reporting oversight roles at the Fund

•	Any other service that the Public Company Oversight Board determines by regulation is impermissible.

(e)(2)	There were no amounts that were pre-approved by the Audit Committee pursuant to the de minimus exception under Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)

In addition to the amounts shown in the tables above, PwC billed Invesco and Affiliates aggregate fees of $3,213,000 for the fiscal year ended June 30, 2019 for non-audit services not required to be pre-approved by the Registrant’s Audit Committee. In total, PwC billed the Registrant, Invesco and Affiliates aggregate non-audit fees of $3,924,000 for the fiscal year ended 2019.

(h)

With respect to the non-audit services above billed to Invesco and Affiliates that were not required to be pre-approved by the Registrant’s Audit Committee, the Audit Committee received information from PwC about such services, including by way of comparison, that PwC provided audit services to entities within the Investment Company Complex, as defined by Rule 2-01(f)(14) of Regulation S-X, of approximately $34 million and non-audit services of approximately $19 million for the fiscal year ended 2019. The Audit Committee considered this information in evaluating PwC’s independence.

PwC informed the Audit Committee that it has identified an issue related to its independence under Rule 2-01(c)(1)(ii)(A) of Regulation S-X (referred to as the “Loan Rule”). The Loan Rule prohibits accounting firms, such as PwC, from being deemed independent if they have certain financial relationships with their audit clients or certain affiliates of those clients. The Registrant is required under various securities laws to have its financial statements audited by an independent accounting firm.

The Loan Rule specifically provides that an accounting firm would not be independent if it receives a loan from a lender that is a record or beneficial owner of more than ten percent of an audit client’s equity securities. For purposes of the Loan Rule, audit clients include the Registrant as well as all registered investment companies advised by the Adviser and its affiliates, including other subsidiaries of the Adviser’s parent company, Invesco Ltd. (collectively, the “Invesco Fund Complex”). PwC informed the Audit Committee it has relationships with lenders who hold, as record owner, more than ten percent of the shares of certain funds within the Invesco Fund Complex. These relationships call into question PwC’s independence under the Loan Rule with respect to those funds, as well as all other funds in the Invesco Fund Complex.

On June 20, 2016, the SEC Staff issued a “no-action” letter to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter) related to the audit independence issue described above. In that letter, the SEC confirmed that it would not recommend enforcement action against a fund that relied on audit services performed by an audit firm that was not in compliance with the Loan Rule in certain specified circumstances. On June 18, 2019, the SEC adopted amendments to the Loan Rule (the “Amendments”) addressing many of the issues that led to the issuance of the no-action letter. The Amendments become effective and supersede the no-action letter on October 3, 2019, 90 days after publication in the Federal Register.

In an August 18, 2016 letter, and in subsequent communications, PwC affirmed to the Audit Committee that, as of the date of the letter and the subsequent communications, respectively, PwC is an independent accountant with respect to the Registrant within the meaning of PCAOB Rule 3520. In its letter and in its subsequent communications, PwC also informed the Audit Committee that, after evaluating the facts and circumstances and the applicable independence rules, PwC has concluded that with regard to its compliance with the independence criteria set forth in the rules and regulations of the SEC related to the Loan Rule, it believes that it remains objective and impartial despite matters that may ultimately be determined to be inconsistent with these criteria and therefore it can continue to serve as the Registrant’s registered public accounting firm. PwC has advised the Audit Committee that this conclusion is based in part on the following considerations: (1) the lenders to PwC have no influence over any fund, or other entity within the Invesco Fund Complex, or its Adviser; (2) none of the officers or trustees of the Invesco Fund Complex whose shares are owned by PwC lenders are associated with those lenders; (3) PwC understands that the shares held by PwC lenders are held for the benefit of and on behalf of its policy owners/end investors; (4) investments in funds such as the Invesco Fund Complex funds are passive; (5) the PwC lenders are part of various syndicates of unrelated lenders; (6) there have been no changes to the loans in question since the origination of each respective note; (7) the debts are in good standing and no lender has the right to take action against PwC, as borrower, in connection with the financings; (8) the debt balances with each lender are immaterial to PwC and to each lender; and (9) the PwC audit engagement team has no involvement in PwC’s treasury function and PwC’s treasury function has no oversight of or ability to influence the PwC audit engagement team. In addition, PwC has communicated that the lending relationships appear to be consistent with the lending relationships described in the no-action letter and that they are not aware of other relationships that would be implicated by the Loan Rule. In addition to relying on PwC’s August 18, 2016 letter and subsequent communications regarding its independence, the Registrant intends to rely upon the no-action letter.

If in the future the independence of PwC is called into question under the Loan Rule by circumstances that are not addressed in the SEC’s no-action letter or the Amendments, the Registrant may need to take other action in order for the Registrant’s filings with the SEC containing financial statements to be deemed compliant with applicable securities laws. Such additional actions could result in additional costs, impair the ability of the Registrant to issue new shares or have other material adverse effects on the Registrant. The SEC no-action relief was initially set to expire 18 months from issuance, but has been extended by the SEC without an expiration date, except that the no-action letter will be withdrawn upon the effectiveness of the Amendments.

During the reporting period, PwC advised the Registrant’s Audit Committee of the following matter for consideration under the SEC auditor independence rules. PwC advised the Audit Committee that two PwC Managers, a PwC Senior Manager and a PwC Partner each held financial interests either directly or, in the case of the PwC Partner, indirectly through her spouse’s equivalent brokerage account, in investment companies within the Invesco Fund Complex that were inconsistent with the requirements of Rule 2-01(c)(1) of Regulation S-X. PwC noted, among other things, that during the time of its audit, the engagement team was not aware of the investments, the individuals were not in the chain of command of the audit or the audit partners of Invesco or the affiliates of the Registrant, the services each individual provided were not relied upon by the audit engagement team with respect to the audit of the Registrant or its affiliates, or in the case of the PwC Partner, the individual did not provide any audit services to the Registrant or its affiliates, and the investments were not material to the net worth of each individual or their respective immediate family members which they considered in reaching their conclusion. PwC advised the Audit Committee that it believes its objectivity and impartiality has not been adversely affected by these matters as they relate to the audit of the Registrant.

On May 24, 2019, certain investment advisor subsidiaries of Invesco Ltd. assumed management responsibility from Oppenheimer Funds, Inc. (“OFI”) for 83 open-end mutual funds and 20 exchange-traded funds (collectively, the “Oppenheimer Funds”). Assumption of management responsibility for the Oppenheimer Funds was accomplished through the reorganization of each Oppenheimer Fund into a new Invesco shell fund (collectively, the “New Invesco Funds”) that did not have pre-existing assets (together, the “Reorganizations”). The Reorganizations were part of the acquisition by Invesco Ltd. (together with its subsidiaries, “Invesco”) of the asset management business of OFI (including the Oppenheimer Funds) from Massachusetts Mutual Life Insurance Company (“MassMutual”), which was also consummated on May 24, 2019 (the “Acquisition”). Subsequent to the Acquisition, MassMutual became a significant shareholder of Invesco, and the Invesco Ltd. board of directors expanded by one director with the addition of a director selected by MassMutual.

Prior to the consummation of the Acquisition and the Reorganizations on May 24, 2019, PwC completed an independence assessment to evaluate the services and relationships with OFI and its affiliates, which became affiliates of Invesco upon the closing of the Acquisition. The assessment identified the following relationship and services that are inconsistent with the auditor independence rules under Rule 2-01 of Regulation S-X (“Rule 2-01”) if provided to an affiliate of an audit client. A retired PwC partner who receives a benefit from PwC that is not fully funded served as a member of Audit Committee of the Boards of Trustees of certain Oppenheimer Funds prior to the Acquisition (the “Pre-Reorganization Relationship”). Additionally, PwC provided certain non-audit services, including expert legal services to one Oppenheimer Fund, custody of client assets in connection with payroll services, a non-audit service performed pursuant to a success-based fee, non-audit services in which PwC acted as an advocate on behalf of a MassMutual foreign affiliate and certain employee activities undertaken in connection with the provision of non-audit services for MassMutual and certain MassMutual foreign affiliates (collectively, the “Pre-Reorganization Services”).

PwC and the Audit Committees of the New Invesco Funds each considered the impact that the Pre-Reorganization Relationship and Services have on PwC’s independence with respect to the New Invesco Funds. On the basis of the nature of the relationship and services performed, and in particular the mitigating factors described below, PwC concluded that a reasonable investor, possessing knowledge of all the relevant facts and circumstances regarding the Pre-Reorganization Relationship and Services, would conclude that the Pre-Reorganization Relationship and Services do not impair PwC’s ability to exhibit the requisite objectivity and impartiality to report on the financial statements of the New Invesco Funds for the years ending May 31, 2019 – April 30, 2020 (“PwC’s Conclusion”).

The Audit Committees of the Boards of Trustees of the New Invesco Funds, based upon PwC’s Conclusion and the concurrence of Invesco, considered the relevant facts and circumstances, including the mitigating factors described below, and after careful consideration, concluded that PwC is capable of exercising objective and impartial judgment in connection with its audits of the financial statements of the New Invesco Funds that the respective Boards of Trustees oversee.

Mitigating factors that PwC and the Audit Committees considered in reaching their respective conclusions included, among others, the following factors:

•	none of the Pre-Reorganization Relationship or Services created a mutuality of interest between PwC and the New Invesco Funds;

•	PwC will not act in a management or employee capacity for the New Invesco Funds or their affiliates during any portion of PwC’s professional engagement period;

•

other than the expert legal services, Pre-Reorganization Services that have been provided to OFI, MassMutual and their affiliates do not have any impact on the financial statements of the New Invesco Funds;

•

as it relates to the expert legal services, while the service provided by PwC related to litigation involving one Oppenheimer Fund, the impact of the litigation on the Oppenheimer Fund’s financial statements was based upon OFI’s decision, and OFI management represented that the PwC service was not considered a significant component of its decision;

•

while certain employees of OFI who were involved in the financial reporting process of the Oppenheimer Funds will be employed by Invesco subsequent to the Reorganizations, existing officers of other Invesco Funds will serve as Principal Executive Officer and Principal Financial Officer or equivalent roles for the New Invesco Funds, and are ultimately responsible for the accuracy of all financial statement assertions for the entirety of the financial reporting periods for the New Invesco Funds;

•

the Pre-Reorganization Services giving rise to the lack of independence were provided to, or entered into with, OFI, MassMutual and their affiliates at a time when PwC had no independence restriction with respect to these entities;

•	with the exception of the expert legal service provided to one Oppenheimer Fund, none of the Pre-Reorganization Services affected the operations or financial reporting of the New Invesco Funds;

•

the Pre-Reorganization Services provided by PwC to OFI, MassMutual and their affiliates were performed by persons who were not, and will not be, part of the audit engagement team for the New Invesco Funds; and

•	the fees associated with the Pre-Reorganization Services were not material to MassMutual, Invesco or PwC.

Item 5.	Audit Committee of Listed Registrants.

(a)

The Registrant has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended, which consists solely of independent trustees. The Audit Committee members are: Marc M. Kole, Joanne Pace, Gary R. Wicker, and Donald H. Wilson.

(b)	Not applicable

Item 6.	Schedule of Investments.

(a)	The Schedules of Investments are included as a part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Board that would require disclosure herein.

Item 11.	Controls and Procedures.

(a)

Based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the Registrant’s President (principal executive officer) and Treasurer (principal financial officer) have concluded that such disclosure controls and procedures are effective.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of Ethics is attached as Exhibit 99.CODEETH.

(a)(2)

Certifications of the Registrant’s President and Treasurer pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 and Section 302 of the Sarbanes-Oxley Act of 2002 are attached as Exhibit 99.CERT.

(a)(3)	Not applicable.

(a)(4)	Registrant’s Independent Public Accountant

(b)

Certifications of the Registrant’s President and Treasurer pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002 are attached as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Invesco Exchange-Traded Self-Indexed Fund Trust

By:	/s/ Daniel E. Draper
Name:	Daniel E. Draper
Title:	President

Date:	September 6, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Daniel E. Draper
Name:	Daniel E. Draper
Title:	President

Date:	September 6, 2019

By:	/s/ Kelli Gallegos
Name:	Kelli Gallegos
Title:	Treasurer

Date:	September 6, 2019